[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
EXHIBIT 10.13
KPS CONTRACT NO. KP-627
AGREEMENT
FOR
PORTABLE ULTRASOUND PRODUCTS
between
KP SELECT, INC.
and
ZONARE MEDICAL SYSTEMS, INC.
EFFECTIVE DATE: MARCH 1, 2006

     This Agreement for Portable Ultrasound Products (this “Agreement”), effective as of March 1, 2006 (the “Effective Date”), is between KP Select, Inc., a Delaware corporation (“KPS”), and Zonare Medical Systems, Inc., a Delaware corporation (“Supplier”), and remains in effect for 2 years commencing on the Effective Date and expiring on February 28, 2008 (the “Term”). KPS, in its sole discretion, may extend the Term by one additional year by providing Supplier with written notification at least 30 days prior to the end of the Term. KPS and Supplier agree as follows:
SECTION 1
ORGANIZATION AND BACKGROUND
1.1. Definitions.
     1.1.1 KPS Customer. “KPS Customer” means Kaiser Permanente and any affiliated or associated health care provider (including, but not limited to, any hospital, physician office, nursing home, ambulatory surgery center, home care agency, diagnostic imaging center, long-term care facility, etc.) for whom KPS provides services in connection with this Agreement and that designates KPS as its contracting agent. Supplier must access a current list of KPS Customers at http://vendors.broadlane.com on a monthly basis.
     1.1.2 Customer. “Customer” means any KPS Customer purchasing Products under this Agreement.
     1.1.3 Product. “Product” means any product and service listed on Exhibit A (including related shipping, taxes, maintenance, repairs, and upgrades that Supplier performs to these products and services).
     1.1.4 Other Definitions. All capitalized terms not otherwise defined have the meanings given to them in Exhibit B.
1.2. Group Purchasing Agreement. This Agreement is a custom agreement through which Kaiser Foundation Health Plan may elect to purchase Products from Supplier. Supplier may sell the Products directly to the Customers or through an authorized distributor.
1.3. Customers. Any KPS Customer may elect to purchase Products under this Agreement, but this Agreement neither (a) obligates any KPS Customer to purchase the Products, nor (b) precludes any KPS Customer from purchasing Competing Products. KPS does not imply any participation levels by the KPS Customers. A Customer is bound to the terms and conditions of this Agreement by purchasing Products under this Agreement. Each Customer is liable directly to Supplier for all payments and any other obligations with respect to the Products.
1.4. KPS. KPS negotiates contracts for certain products and services on behalf of the KPS Customers. KPS negotiated and entered into this Agreement as the contracting agent of the KPS Customers, but is not a purchaser of the Products. Except as explicitly set forth in this
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Agreement, KPS has no liability, responsibility, or performance obligations to Supplier relating to any Product.
1.5. Supplier. Supplier sells the Products and entered into this Agreement to offer the Products for sale to all KPS Customers.
1.6. Distributor. If any Customer purchases any Product through an authorized distributor, then the applicable terms of the Customer’s agreement with the authorized distributor govern all taxes, ordering, invoicing, payment, delivery, and return terms. For sales of any Product to any Customer through an authorized distributor, Supplier’s price of that Product to the authorized distributor must be the same as that set forth on Exhibit A; but the ultimate price of the Product to the Customer may be higher or lower based on the terms and conditions of the Customer’s agreement with the authorized distributor. No authorized distributor is a party to this Agreement, and no authorized distributor has any right as a third-party beneficiary of this Agreement. KPS or Supplier may disclose the terms and conditions of this Agreement with an authorized distributor as necessary to facilitate the sale of Products to Customers. Supplier must direct each authorized distributor to disclose all of Supplier’s sales data regarding the Customers to KPS.
1.7. Independent Contractor. It is understood and agreed that each of KPS and Supplier is an independent contractor and that neither party is, nor will be considered to be, an agent, distributor or representative of the other. Neither party may act or represent itself, directly or by implication, as an agent of the other or in any manner assume or create any obligation on behalf of, or in the name of, the other. Neither party has authorization to enter into any contracts, assume any obligations, or make any warranties or representations on behalf of the other party. Nothing in this Agreement may be construed to establish a relationship of co-partner or joint venturer between the parties.
SECTION 2
CUSTOMERS
2.1. Third-Party Beneficiary. KPS and Supplier are entering this Agreement for the express, intended benefit of the Customers, KPS and Supplier. Each Customer is an intended third-party beneficiary of this Agreement. Each Customer may enforce the terms and conditions of this Agreement that affect that Customer. Except as provided in this Section 2.1, there are no other third-party beneficiaries of this Agreement.
2.2. Termination of Existing Contracts. Any KPS Customer or Customer wishing to purchase any Product under this Agreement may, at its option and without any penalty or cost, terminate any existing contract or other arrangement with Supplier for the same Products. Supplier must not directly or indirectly contract with any KPS Customer or Customer for the Products.
2.3. Qualification for Participation. Any KPS Customer (including any entity that becomes a KPS Customer after the Effective Date) in any location within the United States (including the District of Columbia) and any class of trade may elect to purchase Products pursuant to the terms
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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and conditions of this Agreement. Supplier must not allow any KPS Customer that withdraws or is terminated as a KPS Customer to purchase Products pursuant to the terms and conditions of this Agreement.
2.4. Freedom to Purchase. Regardless of anything in this Agreement to the contrary, any KPS Customer may elect to purchase a Competing Product.
SECTION 3
SUPPLIER
3.1. Duty to Sell; Provide Products. Except as set forth in Section 2.3, Supplier must offer to sell the Products to any KPS Customer electing to purchase Products under this Agreement. Supplier must make each Product available to any Customer for direct purchase or to authorized distributors/wholesalers for a distributed purchase.
3.2. Failure to Supply. If Supplier fails to perform its obligations under Section 3.1 (regarding Supplier’s duty to make Product available) or under Section 4 (regarding the sale of any Product), then any Customer may purchase a Competing Product and Supplier must remit to the Customer the difference between the price of the Product as set forth on Exhibit A and the Customer’s purchase price of the Competing Product. Supplier must make this payment within 30 days after receiving documentation of the amount. Supplier must give KPS and each Customer reasonable notice if a Product becomes unavailable to all of Supplier’s customers because of an industry-wide shortage.
3.3. Business Continuity/Disaster Plan. As a supplier to the health care industry, Supplier realizes the importance of health care delivery during disasters. Supplier must have a written business continuity/disaster recovery plan, for which Supplier must maintain and test all critical components on a regular basis. Supplier’s failure to restore its performance of its obligations under this Agreement within 30 days after an event requiring it to implement the business continuity/disaster recovery plan is a material breach of this Agreement.
3.4. Environmental and Social Issues. Every year, Supplier must make disclosures in the form set forth on Exhibit I reasonably required by KPS’ environmental programs. For purposes of efficiency, this may be in the form of consolidated company-wide disclosures by Supplier for various items Supplier or its affiliates sell to the KPS Customers.
3.5. Vendor Integrity Requirements. Supplier must comply with the Kaiser Permanente Vendors & Contractors Principles of Responsibility set forth at http://kp.org/compliance/, as updated from time to time.
SECTION 4
PURCHASING PRODUCTS
4.1. Pricing.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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     4.1.1 Firm Pricing. Exhibit A sets forth the prices for each Product. Supplier must not increase these prices during the Term. Supplier may decrease the prices set forth on Exhibit A upon prior written notice to KPS, and this notice must include a proposed amended Exhibit A in electronic format. In addition to these prices, Supplier may offer bulk purchase options to the Customers that offer additional discounts; but all other terms and conditions of this Agreement apply to those bulk purchase options as if the prices were listed on Exhibit A.
4.1.1.1 Commitment Level. Any Customer may purchase Products at the prices set forth on Exhibit A if the Customers collectively commit to purchase exclusively from Supplier (in the form of Products) [*] of the Customers’ quarterly requirements for items substantially similar to Products (the “Commitment Level”).
4.1.1.2 Compliance with Commitment Requirements. The KPS Customers’ compliance with the Commitment Level is based on the KPS Customers’ aggregate quarterly purchases, and is measured in dollars.
4.1.1.3 Remedy. If the KPS Customers fail to purchase at the Commitment Level, then Supplier, as its exclusive remedy, may issue written notice of non-compliance to the KPS Customers and to KPS; if the KPS Customers do not bring their quarterly purchases to the Commitment Level within 90 days of receiving notice of non-compliance from Supplier, then Supplier, as its exclusive remedy, may quote revised pricing on new equipment requests. (Supplier has no retroactive remedy). If the KPS Customers subsequently bring their purchases to the Commitment Level, then Supplier must reinstate the KPS Customers to the contract pricing set forth on Exhibit A within 30 days of confirming the KPS Customers’ return to the Commitment Level.
4.1.1.4 No Match. If any Customer commits to purchase any minimum quantity of Products or to purchase a percentage of its requirements and Supplier cannot provide any Product, then Customer may, without penalty, purchase substantially similar products from any source. Additionally, if any Customer commits to purchase any minimum quantity of Products or to purchase any percentage of its requirements for products substantially similar to Products and Customer determines, in Customer’s sole discretion, that any Product is not adequate to meet applicable standards of patient care, then Customer may, without penalty, purchase substantially similar products from any source, if Customer’s National Product Council approves the off-contract purchase. KPS or Customer must give Supplier commercially reasonable notice of any pending exceptions process involving Products.
     4.1.2 Taxes.
4.1.2.1 Taxes on Direct Purchases. Supplier must calculate and pay any applicable local and state sales tax or other taxes with respect to the direct purchase of any Product. Unless the applicable Customer is tax-exempt, Supplier
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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may invoice the Customer for these taxes if they are correctly and separately reflected on the invoice.
4.1.2.2 Property Taxes. The party with title to a Product must pay any property tax. Supplier must reimburse any Customer for property tax the Customer pays on a Product owned by Supplier.
     4.1.3 Delivery. Unless otherwise agreed to between Supplier and any Customer, Supplier must deliver an ordered Product to the Delivery Location not more than 30 days after Supplier’s receipt of the Customer’s order for the Product. All prices set forth on Exhibit A include ground shipping. The risk of loss of any Product does not pass to a Customer until the Customer accepts the Product.
     4.1.4 Competitive Pricing. The prices, terms, and conditions under this Agreement must be equal to or better than those offered to any other customer of Supplier. Supplier represents that the prices stated herein are the lowest prices charged any of our customers for like levels of committed purchasing volume and like levels of contract compliance.
     4.1.5 Access. If a Customer desires a third party to purchase any Product on its behalf (including an outsourced clinical engineering service providers, a leasing company financing the acquisition, etc.), then Supplier must (a) sell that Product to the third party at the same price, terms and conditions as though the Customer purchased the Product directly, and (b) treat that sale as a sale to that Customer.
     4.1.6 Market Price. If KPS, in its reasonable judgment, determines that (a) there occurred a material change in the market effecting a Product, and (b) that market change resulted in a market price for that Product that is lower than the price set forth on Exhibit A; then, upon notice from KPS, Supplier must (y) offer new pricing for that Product that is no greater than the new market price within 30 days after receiving KPS’ notice, or (z) release any commitment requirements under this Agreement relating to that Product within 30 days after receiving KPS’ notice.
4.2. Ordering. Any Customer may place a purchase order for any Product through BroadLink or the Web-based Interface (if applicable), an authorized distributor, by telephone, fax, or through electronic order entry directly through Supplier at:
Zonare Medical Systems, Inc.
1061 Terra Bella
Mountain View, California 94043
www.zonare.corn
Telephone No.: 800.597.4927
Fax No.: 650.230.0255
There are no minimum order requirements or fees for any Product order, but a Customer must place an order only in Supplier’s standard sale unit of measure.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.3. Invoicing. Supplier is solely responsible for invoicing the Customers for the Products.
4.4. Payment. For all purchases of Equipment, there is no down payment due upon ordering the Equipment, but a Customer must pay 100% of the Equipment’s purchase price upon acceptance of the Equipment pursuant to Section I.B of Exhibit D.
4.5. Products.
     4.5.1 New Products. If Supplier begins to sell a similar product not listed on Exhibit A, then Supplier must notify KPS within 30 days after governmental approval or Supplier’s release of the product. At KPS’ discretion, KPS and Supplier may amend Exhibit A to add the new Product at a mutually agreed-upon price.
     4.5.2 Discontinuing Products. Supplier may discontinue the manufacture of any Product, but Supplier must (a) replace the discontinued Product with a functionally equivalent Product at a price equal to or less than the discontinued Product, and (b) provide 12 months’ prior written notice to KPS and Kaiser Permanente of Supplier’s intent to discontinue the Product.
     4.5.3 New Technology. If New Technology becomes available from any source, including Supplier, then KPS may evaluate and contract with any supplier so the KPS Customers and the Customers have access to New Technology at all times. If Supplier cannot offer New Technology at comparable or lower prices, KPS may either (a) amend Exhibit A to add Supplier’s New Technology at a mutually agreed-upon price; or (b) contract with other suppliers for New Technology. Regardless of whether New Technology is added to this Agreement, Supplier and KPS will negotiate in good faith to equitably adjust the pricing for any current Product under this Agreement affected by the New Technology.
     4.5.4 Product-Specific Standard Terms and Conditions. Additional terms and conditions related to the Products are set forth on Exhibit D.
     4.5.5 Fill Rate. Supplier must provide each Product with a fill rate of not less than [*].
4.6. Returns. Any Customer may return a Product pursuant to Supplier’s return policy, as set forth on Exhibit E.
4.7. Warranties.
     4.7.1 Product Warranties. The warranty for each Product is set forth on Exhibit F.
     4.7.2 Services Warranty. Supplier represents and warrants that: (a) its Representatives have the skills and qualifications necessary to perform services under this Agreement in a timely, competent, and professional manner in accordance with the highest industry standards and all applicable governmental requirements, laws, ordinances, rules, and regulations; and (b) Supplier is able to fulfill the technical service requirements and all other services requirements of this Agreement.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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     4.7.3 Lemon Policy. If Supplier has made three attempts after Acceptance (as described in Exhibit D, Section I.B “Inspection and Acceptance”) but during the warranty period to repair related failures on one piece of Equipment and bring the Equipment to operating specifications, and an additional related failure occurs, then Supplier must replace the Equipment with a new piece of Equipment at no cost to Customer.
     4.7.4 Manufacturers’ Warranties. Upon any Customer’s request, Supplier must provide to KPS and the Customer copies of all warranties for Products that Supplier receives from its vendors and all manufacturers’ warranties. Supplier assigns to KPS and to each Customer all vendors’ and manufacturers’ warranties and rights of action under these warranties and authorizes KPS and the Customers to enforce these warranties.
     4.7.5 Warranties Cumulative. The warranties provided under this Agreement are cumulative and apply to any replacement or modification of the Products by Supplier or any of its Representatives, and these warranties are in addition to any warranties provided at law or in equity.
SECTION 5
ADMINISTRATIVE FEES
5.1. Calculation of Administrative Fees. Each month, Supplier must pay KPS a fee equal to [*] of the aggregate purchase price for all Products that Customers purchased under this Agreement during the prior calendar month, less any credits and returns (the “Administrative Fee”). Supplier must pay the Administrative Fee no later than 30 days after the end of each applicable calendar month. Supplier must only pay an Administrative Fee on a Customer’s purchases of Products pursuant to the terms and conditions of this Agreement, any related agreement, any related promotion under this Agreement, or any other applicable written agreement between KPS and Supplier.
5.2. Administrative Fee Payments. Supplier must pay to KPS interest on any past due Administrative Fee owing to KPS under this Agreement at the lesser of (a) 1.50% per month, or (b) the maximum interest rate legally permitted. Supplier must send to KPS all Administrative Fee payments due to KPS at the addresses set forth below:
KPS, Inc.
P.O. Box 915119
Dallas, Texas 75391-5119
E-mail: slsrpt@broadlane.com (for transmittal of Sales Data Reports pursuant to Section
7.2)
Overnight Delivery Address
JP Morgan Chase
Dallas Wholesale Lockbox Department
Maxus Energy Tower
717 North Harwood Street, 6th Floor
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Dallas, Texas 75201-6507
Attn: KPS, Inc., Lockbox 911220
Wire Transfer
KPS, Inc.
JP Morgan Chase
Account # [*]
ABA # [*]
Reference: (Admin. Fee, Contract Number, Payment Period)
SECTION 6
TERMINATION
6.1. Termination for Breach. If any party asserts that another party committed a material breach of this Agreement (including any failure to pay Administrative Fees), then the non-breaching party must notify the breaching party in writing of the specific breach and request that it be cured. If the breaching party does not cure the breach within 30 days after notice, then the non-breaching party may terminate this Agreement without cost or penalty by sending written notice to the breaching party.
6.2. Termination for Ineligibility. KPS may immediately terminate this Agreement if Supplier or any of Supplier’s key personnel is convicted of an offense related to health care or listed by a federal agency as being debarred, excluded, or otherwise ineligible for federal program participation.
6.3. Termination for Convenience. KPS may terminate this Agreement for any reason or for no reason upon 90 days’ prior written notice.
6.4. Effect of Termination. The termination of this Agreement by either party (a) does not excuse either party from performing any duty or obligation assumed under this Agreement before termination, (b) does not have the effect of waiving any right either party may have to obtain performance, and (c) does not preclude the non- breaching party from pursuing any and all remedies available to it at law or equity.
SECTION 7
REPORTING REQUIREMENTS
     7.1. Pricing and Other Data. Supplier must provide KPS with pricing information (and related cross-reference, product attributes, and product categorization data) in the electronic format as set forth on http://vendors.broodlane.com/DataTemplates.aspx, which are subject to revision from time-to-time. KPS and Supplier must mutually agree upon the method of transmission of this pricing data. At KPS’ request, Supplier must provide KPS with a complete catalog of all of its products (including the Products) in electronic format.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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7.2. Periodic Reporting. Accompanying each Administrative Fee payment, Supplier must provide KPS with a Sales Data Report in the electronic format as set forth on http://vendors.broadlane.com/ DataTemplates.aspx, which are subject to revision from time-to-time. Supplier must pay KPS its hourly fee for KPS to re-format the data Supplier sends in any format not listed here.
SECTION 8
MISCELLANEOUS
8.1. KPS Standard Terms and Conditions. KPS’ standard terms and conditions are set forth on Exhibit C.
8.2. Quality Assessment and Improvement Programs. Customer’s Quality Assessment and Improvement Programs are set forth on Exhibit G.
8.3. Insurance Requirements. Customer’s insurance requirements for Supplier are set forth on Section III.E of Exhibit C.
8.4. Customer’s Visitation Policies. In connection with sending a Representative to visit any Customer, Supplier and its Representative must comply with Kaiser Permanente’s visitation policy, which (for purposes of convenience) is set forth on Exhibit H. KPS makes no representations regarding the completeness, currency, or content of this policy, and KPS recommends that Supplier contact each Customer directly prior to any proposed visit to obtain a current copy of Kaiser Permanente’s visitation policy.
8.5. Controlling Terms. If there is a conflict between this Agreement and any other writing or correspondence between Supplier, KPS, or any Customer (including a Customer’s purchase order), then the terms of this Agreement control. If there is an internal conflict of terms within this Agreement, then the term found in the part of this Agreement first listed below controls: the main body of the Agreement; the exhibits in order of priority as set forth in the table following the signature blocks; any other exhibits provided to KPS by Supplier.
8.6. Entire Agreement. This Agreement may be executed in any number of counterparts, each of which is deemed an original but all of which constitute the same instrument. This Agreement, including all exhibits and attachments (all of which are incorporated in this Agreement by reference), constitutes the entire agreement on this subject and supersedes all previous and contemporaneous communications, representations, or agreements regarding the referenced subject matter. This Agreement may not be modified orally, and no modification, amendment, or supplement is binding unless it is in writing and signed by authorized representatives of KPS and Supplier.
[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]
Duly authorized representatives of the parties executed this Agreement as written below.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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KP Select, Inc.		Zonare Medical Systems, Inc.

By:	/s/ [*]	By:	/s/ Kevin Davidge

Name:	[*]	Name:	Kevin Davidge
Title:	[*]	Title:	Vice President and Chief Financial
Officer
Date:	1-2-2007	Date:	12-18-2006

Exhibits		Order of Priority
A	Products and Pricing	4
B	Definitions	1
C	KPS’ Standard Terms and Conditions	2
D	Standard Terms and Conditions — Products	3
E	Supplier’s Return Policy	5
F	Supplier’s Product Warranties	6
G	Quality Assessment and Improvement Programs	7
H	Kaiser Permanente Visitation Policy	8
I	Environmental Disclosures	9
J	Diversity Contracting Disclosure	10
K	Interoperability and Integration of Third-Party Products	11
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT A
PRODUCTS AND PRICING
     Discipline:                                                            General Radiology

Kaiser Permanente Configuration Components
Supplier Part
Number	Description	Supplier Description	List Price	Kaiser Price
KP General Radiology Configuration for z.one System
K100	with below components:		$149,500	[*]

Z003	Black and White	z.one Scan Engine include Color Doppler
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z103	Endovaginal Transducer	E9-4 Endovaginal Transducer
Z102	High Frequency Linear Transducer	L10-5 Linear Transducer
Z106	Low Frequency Linear Transducer	L8-3 Linear Transducer
Z101	Low Frequency Curved Transducer	C5-2 Curved Linear Transducer
Z107	High Frequency Curved Transducer	C8-4 Curved Linear Transducer
Deep Abdominal Phased Array
Z104	Transducer	P4-1 Abdominal Transducer
Neonatal/Pediatric Phased Array
Z105	Transducer	P10-4 Neonatal Transducer

Options
Supplier Part Number	Description	Supplier Description	List Price	Kaiser Price
KS100	Full Service	SuperCart, Scan Engine, and Transducers		[*]
KS110	Shared Service	SuperCart, Scan Engine, and Transducers		[*]
Z401	Thermal Printer	Sony UP895-MD Black and White Thermal Printer		[*]
Z600	View Workstation	Imorgon		[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Discipline:                                                            OBGYN

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	Kaiser Price
KP OB/Gyn Configuration for z.one
K900	System with below components:		$93,000	[*]
Z003	Color	z.one Scan Engine includes Color Doppler
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z103	Endovaginal Probe	E9-4 Endovaginal Transducer
Z103	Endovaginal Probe	E94 Endovaginal Transducer
Z104	3.5 Mhz Abdominal Probe	C5-2 Curved Linear
	Minicart	z.one Modo Cart
Sony UP895-MD Black and White
Z401	Thermal Printer	Thermal Printer

Options
Supplier Part Number	Description	Supplier Description	List Price	Kaiser Price
Z002	High End Cart	z.one SuperCart	$20,000	[*]
Z800	Monitor	Sony Monitor	$1,000	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     Discipline:                                                            Perinatology without 3D

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	Kaiser Price
K300	KP Perinatology (without 3D) Configuration for z.one System with below components:		$113,500	[*]
Z003	Color	z.one Ultrasound System
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z104	Abdominal Transducer	P4-1 Abdominal Transducer
Z103	Endovaginal Transducer	E9-4 Endovaginal Transducer
Z107	High Frequency Curved Transducer	C8-4 Curved Linear Transducer
Z101	Low Frequency Curved Transducer	C5-2 Curved Linear Transducer

Options
Supplier Part Number	Description	Supplier Description	List Price	Kaiser Price
Z401	Sony UP895-MD Black and White Thermal Printer	Printer	$1,500	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     Discipline:                                                            Surgery

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	Kaiser Price
K200	KP General Surgery Configuration for z.one System with below components:		$61,500	[*]
Z003	Color	z.one includes Color Doppler
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z102	Linear Transducer	L10-5 Linear Transducer
	Mini Cart	z.one Modo Cart

Options
Supplier Part Number	Description	Supplier Description	List Price	Kaiser Price
Z104	Abdominal Transducer	P4-1 Abdominal Transducer	$15,000	[*]
Z401	Thermal Printer	Sony UP895-MD Black and White Printer	$1,500	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     Discipline:                                                            Endocrinology

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	Kaiser Price
K400	KP Endocrinology Configuration for z.one System with below components		$61,500	[*]
Z003	Color	z.one Scan Engine to include Color
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z102	High Frequency Linear Transducer	L10-5 Linear Transducer
	Mini cart	z.one Modo Cart

Options
Supplier Part Number	Description	Supplier Description	List Price	Kaiser Price
Z401	Thermal Printer	Sony UP895-MD Black and White Thermal Printer	$1,500	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     Discipline:                                                            Interventional Radiology

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	Kaiser Price
K600	KP Interventional Radiology Configuration for z.one System with below components		$82,500	[*]
Z003	Color	z.one Ultrasound System
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z104	Abdominal Probe	C5-2 Curved Linear
Z102	Small Parts Probe	L10-5 Linear Transducer

Options
Supplier Part Number	Description	Supplier Description	List Price	Kaiser Price
Sony UP895-MD Black and White
Z401	Thermal Printer	Thermal Printer	$1,500	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     Discipline:                                                            Fertility

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	Kaiser Price
K700	KP Fertility Configuration for z.one System with below components		$97,000	[*]
Z003	Color	z.one Scan Engine
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z103	Endovaginal Transducer	E9-4 Endovaginal Transducer
Z103	Endovaginal Transducer	E9-4 Endovaginal Transducer
Z104	3.5 Mhz Abdominal Transducer	C5-2 Curved Linear
Z152	Biopsy Guides	E9-4 Biopsy Guide
Z009	Minicart	z.one Modo Cart
Z401	Thermal Printer	Sony UP895-MD Black and White Thermal Printer

Options
Supplier Part Number	Description	Supplier Description	List Price	Kaiser Price
Z002	High End cart	z.one SuperCart	$20,000	[*]
	Monitor	Sony Monitor	$1,000	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

      Discipline:                                                                Standard Emergency Room Department & Primary Care

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	Kaiser Price
K800	KP Standard Emergency Room Department & Primary Care Configuration for z.one System with below components		$91,500	[*]
Z003	Color	z.one Scan Engine includes Color Doppler
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z103	Endovaginal Probe	E9-4 Endovaginal Transducer
Z104	Abdominal Probe	C5-2 Curved Linear
Z102	High Frequency Small Parts Probe	L10-5 Linear Transducer
	Minicart	z.one Modo Cart

Options
Supplier Part Number	Description	Supplier Description	List Price	Kaiser Price
Z103	Endovaginal Probe	E9-4 Endovaginal Transducer	$15,000	[*]
Z002	High End cart	z.one SuperCart	$20,000	[*]
		Sony UP895-MD Black and White
Z401	Thermal Printer	Thermal Printer	$1,500	[*]
Z800	Monitor	Sony Monitor	$1,000	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     Discipline:                                                            General Portable

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	Kaiser Price
K500	KP Radiology —Portable Configuration for z.one System with below components		$122,500	[*]
Z003	Color	z.one System to include the SuperCart (High End Cart)
Z200	DICOM Compatible	DICOM (Print, Store and Wordlist)
Z102	Linear Transducer	L10-5 Linear Transducer
Z106	Linear Transducer	L8-3 Linear Transducer
Z103	Endovaginal Transducer	E9-4 Endovaginal Transducer
Z101	Curved Array Transducer	C5-2 Curved Transducer
Z105	Neo-Natal Small Phaser	P10-4 Phased Transducer
Z002	High End Cart	z.one SuperCart
	Monitor	Sony Monitor

Options
Supplier Part Number	Description	Supplier Description	List Price	Kaiser Price
Z401	Thermal Printer	Sony UP895-MD Black and White Thermal Printer	$1,500	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Full Product Listing

	Catalog Number	Material Description	KP Price (US $)
SYSTEM
	Z009-00	z.one Ultrasound System — Advanced Hardware with MiniCart	[*]
	7009-10	z.one Ultrasound System — Advanced Hardware with SuperCart and 2GB Internal Memory	[*]
	Z001	z.one Scan Engine — includes 2.0 with Auto Opt and ZST	[*]
	Z011-00	MiniCart	[*]
	Z002	Additional z.one SuperCart	[*]
TRANSDUCERS
	Z101-00	C5-2 Curved Linear Transducer	[*]
	Z102-00	L10-5 Linear Transducer	[*]
	Z103-00	E9-4 Endovaginal Transducer	[*]
	Z104-00	P4-1 Deep Abdominal Phased Array Transducer	[*]
	Z105-00	P10-4 Neonatal/Pediatric Phased Array Transducer	[*]
	Z106-00	L83 Linear Array Transducer	[*]
	Z107-00	C8-4 Curved Linear Transducer	[*]
BIOPSY GUIDES			[*]
	Z150	C5-2 Biopsy Starter Kit	[*]
	Z151	L10-5 Biopsy Starter Kit	[*]
	Z152	E9-4 Biopsy Guide Kit — Disposable	[*]
	Z156	P4-1 Biopsy Starter Kit	[*]
FEATURES			[*]
	Z200	DICOM Networking — SuperCart	[*]
	Z203	DICOM Networking — MiniCart	[*]
ACCESSORIES			[*]
	Z301	Battery	[*]
	Z303	256 MB Compact Flash	[*]
	Z304	2 GB Compact Flash	[*]
	Z326	2 GB USB Memory Stick for Scan Engine with Advance Hardware	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Catalog Number	Material Description	KP Price (US $)
	Z327	2 GB Memory Internal Drive — Factory Upgrade	[*]
	Z305	Scan Engine Carrying Bag	[*]
	Z306	Stylus	[*]
	Z307	Additional Hardcopy Users Manual	[*]
	Z308	Hardcopy Service Manual	[*]
	Z310	Dual Battery Charger	[*]
	Z313	AC Power Adapter	[*]
	Z320	Additional Quick Start Guide	[*]
PERIPHERALS			[*]
	Z401	B&W Thermal Printer (Sony UP-895 MD) Mounted	[*]
	Z402	Sony UP-895MD Mounting Kit	[*]
	Z403	Color Thermal Printer (Sony UP-21MD) Not Mounted	[*]
	Z404	DVD Video Recorder (Panasonic LQ-MD800)	[*]
	Z600	View Workstation — Imorgon (delivery TBD)	[*]
UPGRADE PRICING			[*]
	Z101	C5-2 Curvilinear Transducer	[*]
	Z102	L10-5 Linear Transducer	[*]
	Z103	E9-4 Endovaginal Transducer	[*]
	Z104	P4-1 Deep Abdominal Phased Array Transducer	[*]
	Z105	P10-4 Neonatal/Pediatric Phased Array Transducer	[*]
	Z106	L8-3 Linear Array Transducer	[*]
	Z107	C8-4 Curved Linear Transducer	[*]
	Z328	2 GB Internal Drive Field Upgrade	[*]
SERVICE
	KS504	Full Service Contract (Platinum) for z.one Scan Engine and Super Cart	[*]
	KS505	Full Service Contract (Platinum) for z.one Scan Engine and MiniCart	[*]
	KS507	Full Service Coverage (Platinum) for each transducer (includes accidental damage)	[*]
	KS513	Shared Service Coverage (Basic) for z.one Scan Engine and Super Cart	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Catalog Number	Material Description	KP Price (US $)
KS516	Shared Service Coverage (Basic) for z.one Scan Engine and MiniCart	[*]
KS515	Shared Service Coverage (Basic) for each transducer	[*]
KS518	Service Support Software Only	[*]
KS511	Service Labor & Travel Rate — STANDARD without Service Contract (during normal business hours Mon-Friday 8am-5pm)	[*]
KS510	Service Labor & Travel Rate — PREMIUM with Service Contract (extended coverage Monday-Friday 5-9pm, Weekends & Holidays)	[*]
KS512	Service Labor & Travel Rate — PREMIUM without Service Contract (extended coverage Monday-Friday 5-9pm, Weekends & Holidays)	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Service

Full Service:	ZONARE provides labor, ZONARE certified parts, remote diagnostics, telephone support and software upgrades.

Shared Service:	Kaiser provides in-house service engine response to initial service request with ZONARE as backup. ZONARE provides back-up support, ZONARE certified parts, remote diagnostics, telephone support and software upgrades.

KS100	Radiology Configuration — Full Service	SuperCart, Scan Engine, and Transducers	[*]
KS110	Radiology Configuration — Shared Service	SuperCart, Scan Engine, and Transducers	[*]
KS900	OB Configuration — Full Service	SuperCart, Scan Engine, and Transducers	[*]
KS910	OB Configuration — Shared Service	SuperCart, Scan Engine, and Transducers	[*]
KS300	Perinatology without 3D — Full Service	SuperCart, Scan Engine, and Transducers	[*]
KS310	Perinatology without 3D — Shared Service	SuperCart, Scan Engine, and Transducers	[*]
KS200	Surgery — Full Service	SuperCart, Scan Engine, and Transducers	[*]
KS210	Surgery — Shared Service	SuperCart, Scan Engine, and Transducers	[*]
KS400	Endocrinology — Full Service	SuperCart, Scan Engine, and Transducers	[*]
KS410	Endocrinology — Shared Service	SuperCart, Scan Engine, and Transducers	[*]
KS600	Interventional Radiology — Full Service	SuperCart, Scan Engine, and Transducers	[*]
KS610	Interventional Radiology — Shared Service	SuperCart, Scan Engine, and Transducers	[*]
KS700	Fertility — Full Service	SuperCart, Scan Engine, and Transducers	[*]
KS710	Fertility — Shared Service	SuperCart, Scan Engine, and Transducers	[*]
KS800	Standard Emergency Room Department — Full Service	SuperCart, Scan Engine, and Transducers	[*]
KS810	Standard Emergency Room Department — Shared Service	SuperCart, Scan Engine, and Transducers	[*]
KS500	General Portable — Full Service	SuperCart, Scan Engine, and Transducers	[*]
KS510	General Portable — Shared Service	SuperCart, Scan Engine, and Transducers	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Service — Ala Carte

KS504	Full Service Contract (Platinum) for z.one Scan Engine and Super Cart	[*]
KS505	Full Service Contract (Platinum) for z.one Scan Engine and MiniCart	[*]
KS507	Full Service Coverage (Platinum) for each transducer (includes accidental damage)	[*]
KS513	Shared Service Coverage (Basic) for z.one Scan Engine and Super Cart	[*]
KS516	Shared Service Coverage (Basic) for z.one Scan Engine and MiniCart	[*]
KS515	Shared Service Coverage (Basic) for each transducer	[*]
KS518	Service Support Software Only	[*]
KS511	Service Labor & Travel Rate — STANDARD without Service Contract (during normal business hours Mon-Friday Sam-5pm)	[*]
KS510	Service Labor & Travel Rate — PREMIUM with Service Contract (extended coverage Monday-Friday 5-9pm, Weekends & Holidays)	[*]
KS512	Service Labor & Travel Rate — PREMIUM without Service Contract (extended coverage Monday-Friday 5-9pm, Weekends & Holidays)	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B
DEFINITIONS
“Administrative Fee” has the meaning given to that term in Section 5.1.
“Affiliate” means any entity that controls, is controlled by, or is under common control with a party.
“Agreement” has the meaning given to that term in the first paragraph of this Agreement.
“AHLA Rules” means the American Health Lawyers Association Alternative Dispute Resolution Service Rules of Procedure for Arbitration, as amended (available at www.healthlawyer.org).
“Anti-Kickback Statute” means the federal anti-kickback statute codified at 42 U.S.C. § 1320a-7b, as amended.
“Arbitration Act” means the federal arbitration statute set forth at 9 U.S.C. §§ 1-16, as amended.
“CIMIT” means the Center for Integration of Medicine and Innovative Technology.
“Competing Product” means any item that is functionally equivalent to a Product that is sold by a third-party supplier.
“Confidential Information” has the meaning given to that term in Section II.A of Exhibit C.
“Contract Fees” means Administrative Fees, services fees, or other amounts due to KPS or the Customers.
“Customer” has the meaning given to that term in Section 1.1.2.
“DEHP” means di-ethylhexyl phthalate.
“Delivery Location” means the Customer’s place of business or any other location specified by the Customer for delivery of any Product.
“Disclosing Party” means KPS, Supplier or any Customer that discloses Confidential Information.
“Discount Safe-Harbor” means the regulatory safe-harbor of the Anti-Kickback Statute for discounts set forth at 42 C.F.R. § 1001.952(h), as amended.
“Dispute” means any controversy, claim, or disagreement (whether in contract or in tort) arising out of or relating to this Agreement, that cannot be resolved through the normal course of business, between or among any of KPS, Supplier, or any Customer.
“Documentation” means any user guide, operating and technical manual, educational material, and product description and specification.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Effective Date” has the meaning given to that term in the first paragraph of this Agreement.
“Equipment” means any Product that is equipment.
“Expense” means any expense for staff travel, room and board related to Supplier-provided training.
“FAR” means the Federal Acquisition Regulation at 48 C.F.R. pt. 52.
“FDA” means the Food and Drug Administration.
“GPO Safe-Harbor” means the regulatory safe-harbor of the Anti-Kickback Statute for group purchasing organizations set forth at 42 C.F.R. § 1001.952(j), as amended.
“Guaranteed Percentage” has the meaning given that term in Section III.A.3 of Exhibit D.
“Health Plan” means Kaiser Foundation Health Plan, Inc.
“HIPAA” means the Health Insurance Portability and Accountability Act of 1996 and the rules and regulations promulgated under its authority, as amended.
“Indemnified Party” has the meaning given that term in Section III.D of Exhibit C.
“Infringement Claim” means any assertion that a Product furnished to a Customer under this Agreement infringes any existing patent, trademark, copyright, or other proprietary right or any third party.
“JCAHO” means the Joint Commission on Accreditation of Healthcare Organizations.
“Kaiser Permanente” means Kaiser Permanente, KFH, Health Plan and their constituent facilities.
“KFH” means Kaiser Foundation Hospitals.
“KPS” has the meaning given to that term in the first paragraph of this Agreement.
“KPS Customer” has the meaning given to that term in Section 1.1.1.
“List Price” means Supplier’s current standard list price.
“Material Accounting Error” means (a) with regard to audits of invoices, an aggregate variance from all applicable invoices in excess of 5% of the aggregate amount shown on all of the invoices; and (b) with regard to audits of Contract Fees, an aggregate underpayment of all Contract Fees in excess of 5%.
“Medical Information Act” means Confidentiality of Medical Information Act codified at Cal. Civ. Code §§ 56-56.31, as amended.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Misquote Liquidated Damages” means an amount equal to 50% of the difference between (a) any aggregate price quotation (including amounts related to the Products, warranties, parts, and shipping) to any Customer in which any price term is inconsistent with the terms and conditions of this Agreement; and (b) the aggregate price (as set forth on Exhibit A) of the Products listed in the price quotation.
“MSDS” means a Material Safety Data Sheet.
“NCQA” means the National Commission for Quality Assurance.
“New Technology” means any current technology that, in the good faith opinion of KPS or any of any Customer’s clinicians, is more than an enhancement or improvement to an existing Product, that (a) offers significant technological advancements, (b) would significantly improve clinical outcomes, or (c) would significantly streamline work processes, as compared to existing Products.
“OIG” means the Office of Inspector General of the Department of Health and Human Services.
“PBT” means persistent, accumulative and toxic compounds designated as an EPA Waste Minimization Priority Chemical at http://www.epa.gov/epaoswer/hazwaste/minimize/chemlist.htm.
“PCP” means Principal Coverage Period as set forth in Section III.A.3 of Exhibit D.
“Product” has the meaning given to that term in Section 1.1.3.
“Product Life Cycle” means the duration in which a Product matures and approaches its final production run during the Term.
“Public Announcement” means any publicity, press releases, advertising, or other materials distributed to any prospective customer or other third-party.
“PVC” means polyvinyl chloride plastic.
“Receiving Party” means KPS, Supplier or any Customer that receives Confidential Information.
“Representative” means any or all of any party’s directors, officers, employees, agents, or other representatives.
“Requirements” means various federal laws, executive orders and regulations regarding equal opportunity, and affirmative action.
“Sales Data” means any data regarding the purchase and sale of Products under this Agreement.
“Sales Data Report” means a monthly report of all Products purchased by each Customer, as described in Section 7.2.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Scan Engine” means the main ultrasound chassis which contains the on-board computer and imaging chain hardware. “Scan Engine” does not include probes or any cart/workstation hardware.
“SEC” means the Securities and Exchange Commission.
“Secretary” means the Secretary of the Department of Health and Human Services.
“Software” means any computer program in object code form that Supplier provides to any Customer pursuant to this Agreement.
“Supplier” has the meaning given to that term in the first paragraph of this Agreement.
“System” means a self-paced electronic training system that a Customer uses to educate an unlimited number of the Customer’s personnel regarding the Equipment and to assess its personnel’s Equipment-related skills and competency.
“Term” has the meaning given to that term in the first paragraph of this Agreement.
“Training” means the biomedical training as described in Section II.G of Exhibit D.
“Uptime Performance” has the meaning given to that term in Section III.A.1 of Exhibit D.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C
KPS’ STANDARD TERMS AND CONDITIONS
1. AUDIT RIGHTS
A. KPS Audit of Supplier.
     1. Frequency; Scope. No more than once every 12 months, Supplier must permit KPS or a third-party auditor appointed by KPS to conduct an audit of Supplier’s books and records relating to orders, invoices, sales reports, and discounts regarding the Customers’ purchases of Products under this Agreement, for the purposes of determining whether Supplier:
          (a) extended the correct pricing (including proper rebates) to the Customers, and
          (b) paid the correct Contract Fees.
     2. Reimbursements. If any audit reveals any variance from any invoice to any Customer, then Supplier must immediately refund to the Customer any overcharge received from the Customer. If any audit reveals any underpayment of Contract Fees to KPS or any Customer (as applicable), the Supplier must immediately pay to KPS or the Customer any underpayment due to KPS or the Customer. In addition, if any audit reveals a Material Accounting Error, then Supplier must reimburse KPS for all costs and expenses incurred in conducting the audit.
     3. Procedures. KPS must conduct any audit pursuant to this Section I.A in accordance with the procedures set forth in Section I.C of this Exhibit C.
B. Customer Audit of Supplier.
     1. Frequency; Scope. No more than once every 12 months with regard to any Customer, Supplier must permit the Customer or a third-party auditor appointed by the Customer to conduct an audit of Supplier’s books and records relating to orders, invoices, sales reports, and discounts regarding that Customer’s purchase of Products under this Agreement, for the sole purpose of determining whether Supplier extended the correct pricing (including proper rebates) to that Customer.
     2. Reimbursements. If any audit reveals any variance from any invoice of the Customer initiating the audit, Supplier must immediately refund to the Customer any overcharge received from the Customer. If any audit reveals any underpayment of Contract Fees to KPS or any Customer (as applicable), the Supplier must immediately pay to KPS or the Customer any underpayment due to KPS or the Customer. In addition, if any audit reveals a Material Accounting Error, then Supplier must reimburse the Customer for all costs and expenses incurred in conducting the audit.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     3. Procedures. Each Customer must conduct any audit pursuant to this Section I.B in accordance with the procedures set forth in Section I.C of this Exhibit C.
C. Audit Procedures.
     1. Conduct. All audits pursuant to Section I must be conducted:
          (a) upon reasonable prior written notice during the regular business hours at the location where Supplier keeps the relevant records; and
          (b) in a matter not to unduly interfere with Supplier’s operations.
     2. Overcharges and Undercharges.
          (a) Disputes. If any audit conducted pursuant to this Section I produces documentation of any overcharges or underpayments, then Supplier must resolve any issues regarding that audit conclusion within 30 days after presentation of the audit results to Supplier. If any issue regarding audit conclusions is not resolved within 30 days after presentation, then any Party may submit that issue as a Dispute for resolution pursuant to Section IV of this Exhibit C.
          (b) Payments. Supplier must pay to the Customer or KPS (as applicable):
     (i) any undisputed overcharge or underpayment (and any related audit cost and expense) within 30 days after presentation of the audit results to Supplier, and
     (ii) any overcharge, underpayment, or audit cost and expense submitted as a Dispute within 30 days after final resolution of the Dispute.
          (c) Interest. Supplier must pay to the Customer or KPS (as applicable) interest on any past due overcharge, underpayment, or audit cost and expense owing to the Customer or KPS under this Section I at the lesser of (i) 1.5% per month, or (ii) the maximum interest rate legally permitted.
II. CONFIDENTIALITY
A. Confidential Information.
     1. Definition. “Confidential Information” means any information or analyses (including any derivative information or analyses that a Disclosing Party may develop) provided by a Disclosing Party that is:
          (a) particularized and identifiable to the Disclosing Party;
          (b) non-public, confidential, and proprietary to the Disclosing Party; and
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          (c) required to be maintained in the strictest confidence and to not be disseminated to persons other than the Receiving Party and its Representatives.
     2. Specific Categories. Specifically, “Confidential Information” includes, but is not limited to:
          (a) information and data regarding the Disclosing Party’s business, operations, business and marketing plans, Representatives, properties, business goals and strategies, financial information and reports, customer lists, technical data, formulae, programs, hardware, software, technical processes, and other technical information, whether or not in writing;
          (b) the subject matter of any discussions or correspondence between or among KPS, Supplier and any Customer; and
          (c) any analyses, compilations, projections, studies, or related materials prepared by the Disclosing Party.
     3. Exclusions. “Confidential Information” does not include:
          (a) the existence of this Agreement (including the Products);
          (b) any information that,
     (i) at the time of disclosure is:
     (A) generally available to and known by the public (other than as a result of its unauthorized disclosure by a party); available to a party on a non-confidential basis prior to disclosure; received by a party on a non-confidential basis from a third person who is not under an obligation to maintain the confidentiality of the information;
     (B) aggregated and blinded data that cannot be identified to a Disclosing Party; or
     (ii) at any time, consists of intellectual property independently developed without reference or use of any Confidential Information.
B. General Treatment of Confidential Information. Except as provided in Section II.C of this Exhibit C:
     1. A Receiving Party must hold all Confidential Information in strictest confidence, and must not disclose any Confidential Information to any person except its Affiliates and Representatives that have a need to have access to the Confidential Information in connection with Receiving Party performing its obligations under this Agreement.
     2. Without the Disclosing Party’s prior written consent. a Receiving Party must not use any Confidential Information in any manner that is:
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          (a) competitive with the business of the Disclosing Party, or
          (b) adverse to the Disclosing Party’s business interests and objectives.
     3. A Receiving Party must advise each of its Representatives of the obligation to keep all Confidential Information strictly confidential and the Receiving Party is responsible for any breach of this Agreement by any of its Representatives.
C. Specific Treatment of Confidential Information.
     1. This Agreement is Confidential. Except as provided in this Section II, KPS and Supplier may not disclose the terms and conditions of this Agreement to any other person or entity other than (a) a KPS Customer, (b) an authorized distributor (if applicable), or (c) as required by law.
     2. KPS Limitations. KPS may disclose relevant information regarding this Agreement (including the pricing set forth on Exhibit A) to any KPS Customer, and to any prospective KPS Customers (and that have agreed to confidentiality obligations consistent with this Section II) in connection with KPS’ business offerings (including group purchasing, consulting, supply chain management, etc.), for the purpose of demonstrating cost savings.
     3. Supplier Limitations. Supplier must not in any manner disclose any information relating to the purchases by any Customer of any Products or purchases made through BroadLink, except to the Customer or KPS.
D. Publicity. Except as permitted by Section II.C of this Exhibit C, Supplier may not make any Public Announcement concerning the existence of this Agreement or its terms and conditions without KPS’ prior written approval. Only with KPS’ prior written consent may Supplier: (I) use the names, trade names, trademarks, service marks, trade dress, or logos of KPS, Inc. or any KPS Customers in any Public Announcement; or (ii) refer to the existence of this Agreement in any Public Announcement. Only with Supplier’s prior written consent may KPS use Supplier’s name, trade name, trademarks, service marks, trade dress, or logos in any Public Announcement. KPS and Supplier may distribute marketing materials for purposes of promoting this Agreement to KPS Customers, but neither party may distribute any marketing materials that may be interpreted as originating from the other party.
E. Data Ownership. Each of KPS, Supplier and any Customer have all ownership, rights and title to any unique information that it provides or discloses in connection with the administration of this Agreement or in connection with any transaction under this Agreement. Supplier and the applicable Customer jointly own relevant Sales Data. Pursuant to Section 7, Supplier must disclose Sales Data to KPS and grants KPS permission to use this information in providing services to the KPS Customers in accordance with this Section II.
F. Legal Obligations to Disclose. Regardless of anything in this Section II to the contrary, if any Receiving Party or its Representatives are requested or required (by oral questions, written interrogatories, requests for information or documents, subpoena, civil or criminal investigatory demand, or similar process) to disclose any Confidential Information, then the Receiving Party
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

must provide the Disclosing Party with notice of the request or requirement so that the Disclosing Party may seek an appropriate protective order or waive compliance with this Section II. If, in the absence of a protective order or the receipt of a waiver under this Agreement, a Receiving Party or its Representatives nonetheless, in the opinion of its counsel, is compelled to disclose any Confidential Information, then the Receiving Party or its Representatives may disclose only that portion of the Confidential Information that its counsel advises is legally required to be disclosed. KPS, Supplier and each Customer must take reasonable steps to cooperate with each other in seeking to obtain any protective order or other assurance of confidential treatment of the Confidential Information.
G. Remedies. As there is no adequate remedy at law, a Disclosing Party may seek equitable relief (including injunctive or mandatory relief) if there is any breach or threatened breach of this Section II, and a Receiving Party must not oppose the granting of this relief. A Disclosing Party’s entitlement to equitable relief pursuant to this Section II.G must not be deemed to be an exclusive remedy under this Agreement, but is in addition to all other remedies available in law or equity.
III. INDEMNIFICATION
A. Indemnification of Customers. Supplier must indemnify, defend, and hold each Customer and its affiliates, officers, directors, and agents harmless from and against all damages, claims, or other losses, costs, or expenses (including attorneys’ fees) arising from a breach of this Agreement by Supplier or arising from any Product. This indemnity must include provision of a defense to any third-party claims and the advance of costs related to this defense, but does not extend to any portion of the loss due to a Customer’s negligence or willful misconduct.
B. Indemnification of KPS. Supplier must indemnify, defend, and hold KPS and its affiliates, officers, directors, and agents harmless from and against all damages, claims, or other losses, costs, or expenses (including attorneys’ fees) arising from a breach of this Agreement by Supplier or arising from any Product. This indemnity must include provision of a defense to any third-party claims and the advance of costs related to this defense, but does not extend to any portion of the loss due to KPS’ negligence or willful misconduct.
C. Indemnification of Supplier. KPS must indemnify, defend, and hold Supplier and its affiliates, officers, directors, and agents harmless from and against all damages, claims, or losses, costs, or expenses (including attorneys’ fees) caused by KPS’ breach of any term in this Agreement. This indemnity must include provision of a defense to any third-party claims and the advance of costs related to this defense, but does not extend to any portion of the loss due to Supplier’s negligence or willful misconduct.
D. Infringement Indemnification. Supplier must indemnify, defend, and hold KPS and Customer and their respective affiliates, officers, directors, and agents (each an “Indemnified Party”) harmless from and against all damages, claims or other losses, costs, or expenses (including attorneys’ fees) arising from any Infringement Claim. If a Product becomes the subject of an Infringement Claim or becomes the subject of an injunction or settlement prohibiting the use of a Product, then Supplier must at its own expense (i) procure for each Customer the right to continue using the Product, (ii) replace the Product with non-infringing
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplier products with equivalent or better capacity performance, or (iii) refund to each Customer the price paid for the Product, less a reasonable adjustment for depreciation. The Indemnified Party must promptly notify Supplier in writing if the Indemnified Party becomes subject to an Infringement Claim. The Indemnified Party must provide reasonable assistance to Supplier in the defense of any Infringement Claim. Supplier must have sole control over the defense and settlement of any claim, provided that the settlement requires no admission from any Indemnified Party, no payment by any Indemnified Party, and no action by any Indemnified Party. This indemnity does not extend to any portion of the loss due to any Customer’s negligence or willful misconduct.
E. Insurance.
     1. General Requirements. All insurance required by this Section III.E must:
(a)	name KPS and each Customer as an additional insured,
(b)	not be cancelable with less than 30 days’ prior written notice to KPS and each Customer,
(c)	be provided by an “admitted carrier” with not less than an “A” A.M. Best rating, and
(d)	be endorsed to include a waiver of subrogation in favor of KPS and each Customer.
     2. Basis of Coverage. All coverage should be obtained on occurrence basis forms. Coverage may be provided on a claims-made basis, but Supplier must (prior to the effective date of termination of Supplier’s current insurance coverage and at its sole expense) either:
(a)	procure a replacement policy having a retroactive date no later than the Effective Date, or
(b)	(i) purchase unlimited tail coverage in the amounts required in this Section III.E for all claims arising out of incidents occurring:
(A)	prior to termination of Supplier’s current coverage, or
(B)	prior to expiration or earlier termination of this Agreement, and
(ii)	provide KPS with a certificate of insurance evidencing that coverage.
     3. Supplier Coverage. At no cost to KPS or any Customer, during the Term Supplier must secure and maintain insurance in the amounts and types set forth in this Section III.E.3. Annually, Supplier must provide KPS with a certificate of insurance evidencing the coverage required by this Section III.E.3.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     (a) Commercial General Liability Insurance. Supplier must maintain primary commercial general liability insurance to cover Supplier and its employees for bodily injury and property damage to third parties in an amount not less than $1 million dollars per occurrence and $2 million dollars general aggregate. Supplier must maintain insurance coverage including: (i) products/completed operations in an amount of not less than $2 million aggregate, (ii) blanket contractual liability in an amount of not less than $1 million per occurrence, and (iii) personal/advertising injury in an amount not less than $1 million dollars per occurrence. All limits are in addition to defense costs.
     (b) Workers’ Compensation Insurance. Supplier must maintain workers’ compensation coverage as required by statute, which (unless otherwise agreed to by KPS and Supplier) must be in the form of a workers’ compensation insurance policy. Supplier must maintain employer’s liability insurance in an amount not less than (i) $1 million per accident, (ii) $1 million for disease policy limit, and (iii) $1 million disease coverage per employee.
     (c) Commercial Automobile Liability Insurance. Supplier must maintain primary commercial automobile liability insurance to cover Supplier and its employees for bodily injury and property damage to third parties arising from the ownership, maintenance, or use of an owned, non-owned, or hired vehicle in an amount not less than $1 million per occurrence combined single limit.
     (d) Umbrella Liability Insurance. Supplier must maintain an umbrella liability policy of not less than $10 million, in excess of the commercial general liability, employer’s liability, and commercial automobile liability coverage.
     4. Subcontractor Coverage. Supplier must require all subcontractors it uses in conjunction with this Agreement to secure and maintain insurance in the amounts and types set forth in Section III.E.3 (as if Supplier performed the work or provided the service performed or provided by the subcontractor), except that each subcontractor must maintain an umbrella liability policy of not less than $2 million, in excess of the commercial general liability, employer’s liability, and commercial automobile liability coverage. Annually, each subcontractor must provide KPS with a certificate of insurance evidencing the coverage required by this Section III.E.4.
IV. DISPUTE RESOLUTION
A. Arbitration.
     1. Procedures. Any Dispute must:
     (a) except as otherwise provided in this Section IV.A, be settled by binding arbitration in accordance with the AHLA Rules, and to the extent of the subject matter of the arbitration, must be binding not only on all parties to the Dispute, but on any other Affiliate of a party to the Dispute to the extent that the Affiliate joins in the arbitration; and
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     (b) governed by the Arbitration Act.
     2. Location. Arbitration pursuant to this Section IV.A. must be held in Dallas, Texas.
     3. Damages. The arbitrator’s award must be:
     (a) the sole and exclusive remedy of the parties to the Dispute, and
     (b) enforceable in any court of competent jurisdiction, subject only to revocation on grounds of fraud or clear bias on the part of the arbitrator.
B. Limitation. Nothing in this Section IV limits any party’s rights or obligations regarding indemnification for third- party claims pursuant to Section III of this Exhibit C.
V. REGULATORY COMPLIANCE
A. Safe Harbor. Supplier must comply with the applicable requirements of the Discount Safe-Harbor.
B. Federal Program Participation. The OIG Special Advisory Bulletin on the Effect of Exclusions on Participation in Federal Health Care Programs, dated September 30, 1999, clarifies the OIG’s sanction authority to impose civil money penalties and deny reimbursement under federal health care programs of any and all products or services if the products or services are provided by an excluded entity. (64 Fed. Reg. 52791 (1999)) The OIG Special Advisory Bulletin specifically provides that “items or equipment sold by an excluded manufacturer or supplier used in the care or treatment of beneficiaries and reimbursed, directly or indirectly, by a federal health care program violate the OIG’s exclusion.” Supplier represents and warrants that: (i) neither it, nor any of its key personnel, have been convicted of an offense related to health care or listed by a federal agency as being debarred, excluded, or otherwise ineligible for federal program participation as of the Effective Date; and (ii) Supplier must immediately notify KPS and each Customer in writing if any of these events occurs.
C. HIPAA. This Agreement and certain data that may be exchanged under this Agreement may be subject to (i) HIPAA, and (ii) the Medical Information Act, and Supplier may be considered a “business associate” of a Customer for purposes of HIPAA. If any Customer determines that Supplier must agree to additional terms to comply with HIPAA, the Medical Information Act, or any other privacy law or regulation, then Supplier must negotiate in good faith with the Customer for mutually agreeable terms. If the Customer and Supplier do not reach agreement, then the Customer may terminate its participation under this Agreement without cost or penalty by providing 30 days’ prior written notice to Supplier.
D. Equal Opportunity. Some Customers are government contractors and are subject to the Requirements. Some suppliers and subcontractors who contract with these Customers also must comply with these Requirements. KPS notifies Supplier that Supplier may be subject to certain Requirements and incorporates by reference the following clauses from the FAR: (a) Equal Opportunity (Feb. 1999) at FAR 52.222-26; (b) Equal Opportunity for Special Disabled
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Veterans, Veterans of the Vietnam Era, and other Eligible Veterans (Dec. 2001) at FAR 52.222-35; (c) Affirmative Action for Workers with Disabilities (June 1998) at FAR 52.222-36; and (d) Small Business Subcontracting Plan (Oct. 1999) at FAR 52.219-9.
E. Diversity Contracting Disclosures. Supplier must complete and attach the disclosures required by Exhibit J (i) as of the Effective Date unless Supplier submitted a disclosure within 12 months prior to the Effective Date and that disclosure remains substantially accurate; and (ii) promptly following any subsequent disclosure requests.
F. Statutory Audit Rights for Services.
     1. Access to Books, Documents, and Records. In connection with 42 U.S.C. § 1395x(v)(1)(I) (and the implementing regulations set forth at 42 C.F.R. §§ 420.300-.304), Supplier must, upon five days’ prior written request, grant to the Secretary, the Secretary’s duly-authorized representative, the Comptroller General of the United States, or the Comptroller General’s duly-authorized representative, the right to review any and all books, documents, and records as may be necessary to certify the nature and extent of the costs of the services in excess of $10,000 per year.
     2. Requirement. If any of the services are performed by way of subcontract with another organization, then the subcontract must contain and Supplier must enforce a provision to the same effect as in Section V.F.1 of this Exhibit C.
G. Executive Order 13201. Supplier must comply with the provisions of Executive Order 13201 concerning the obligations of federal contractors and subcontractors to provide notice to employees about the use of union dues as set forth in 29 C.F.R. part 470.
H. Compliance with Laws. In performing its obligations under this Agreement or any purchase order, Supplier must comply and must ensure that the Products (a) comply with all applicable laws, rules, regulations and safety orders of any applicable city, county, state and country and (b) conform to JCAHO or other applicable hospital accreditation standards where the Products are used. To the extent that the rules, regulations or orders are not mandatory, the standard of compliance to be achieved by Supplier must be the best practice of the relevant industry. In all cases, the cost of compliance must be borne by Supplier.
VI. MISCELLANEOUS
A. Governing Law and Venue. This Agreement must be construed and its performance enforced under Texas law. The parties agree to be subject to personal jurisdiction in and consent to service of process in the State of Texas, except where an individual suit may involve Supplier and a Customer, in which case Supplier consents to the personal jurisdiction and service of process in the state or commonwealth where the Customer is domiciled.
B. Assignment. Neither party may assign, subcontract, delegate, or otherwise transfer this Agreement or any of its rights or obligations under this Agreement (other than to a subsidiary or parent company of a party owning greater than 50% of that party), nor may it contract with third parties to perform any of its obligations.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C. Subcontractors. Supplier is responsible for ensuring that any subcontractors comply with all the requirements of the Agreement. Supplier is liable for all of the acts and omissions of its subcontractors. Except as agreed in writing, all subcontractors must be approved by Kaiser Permanente in writing. If any subcontractor is not performing as specified, then Supplier must replace subcontractor upon Kaiser Permanente’s written request, but any replacement will not excuse Supplier from performing its obligations in accordance with this Agreement.
D. Binding Effect Upon Successors. This Agreement is binding upon and inures to the benefit of the parties and their permitted assigns.
E. No Waiver. The waiver of any breach of any term or condition of this Agreement does not waive any other breach of that term or condition or of any other term or condition, unless agreed to in a writing signed by both parties.
F. Severability. If any part of this Agreement is for any reason found to be unenforceable, then the unenforceable provision is reformed to conform to the law, and all other parts of this Agreement nevertheless remain enforceable.
G. Headings. The descriptive headings of the sections of this Agreement are inserted for convenience only and do not control or affect the meaning or construction of any section.
H. Notices. Any notice required to be given under this Agreement must be in writing, postage and delivery charges pre-paid, and may be sent by email, fax, hand delivery, overnight mail service, first-class mail, or certified mail with return receipt requested, to KPS or Supplier at the addresses and fax numbers set forth below. Any party may change the address to which notices are to be sent by notice given in accordance with the provisions of this Section VI.G. Notices under this Agreement are deemed to have been given, and are effective upon, actual receipt by the other party or, if mailed, upon the earlier of the fifth day after mailing or actual receipt by the other party.

If to KPS:	KPS, Inc.
13727 Noel Road, Suite 1400
Dallas, Texas 75240
notices@broadlane.com
Attn: Custom Contracting
Fax No.: 972.813.7893

Attn: Operations Counsel
Fax No.: 972.813.7939

If to Supplier:	Zonare Medical Systems, Inc.
1061 Terra Bella
Mountain View, California 94043
www.zonare.com
Telephone No.: 800.597.4927
Fax No.: 650.230.0255
Attn: P.J. Ryland & Chief Financial Officer
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

I. Survival. The terms and conditions of this Exhibit C survive the expiration or other termination of this Agreement, regardless of the cause giving rise to the expiration or termination.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D
STANDARD TERMS AND CONDITIONS — PRODUCTS
I. GENERAL
A. Special Promotional Pricing. If Supplier offers a special promotion, then Supplier must offer the promotion to all KPS Customers and limit the offer to the terms and conditions of the specific promotion. Supplier must give KPS at least 14 days’ prior written notice of each special promotion and coordinate each special promotion through KPS. If Supplier fails to follow this procedure, then any special promotional pricing more favorable than the prices set forth on Exhibit A becomes the new net pricing under this Agreement and applies for the remainder of the Term.
B. Inspection and Acceptance.
     1. Products Not Requiring Installation by Supplier. For any of Supplier’s Transducers, Biospy Guides, Accessories or Peripherals that SUPPLIER does not install, KPS has 15 days from the date of delivery to inspect and accept or reject such Product. If KPS finds the Product is broken or damaged, then KPS may reject the Product and return it at Supplier’s expense.
     2. Products Requiring Installation by Supplier. For any Product that Supplier does install, Customer Acceptance is deemed to occur upon completion of clinical applications training, as evidenced by the Customer’s signature on the Supplier’s clinical applications training certificate.
C. Supplier Representatives. At no cost to any Customer, Supplier must provide Representatives to call upon a Customer on a periodic basis as agreed by Supplier and the Customer. Supplier’s Representative must respond to a Customer’s demand for a call not more than 24 hours after the Customer’s demand to Supplier.
D. Product Recalls. Supplier must notify KPS and affected Customers of any Product recalls not more than 24 hours after Supplier first learns of the recall, and Supplier must use its best efforts to monitor the recall status of all Products. Recall notices must include instructions and information regarding the Product recall and appropriate action to be taken by a Customer. Supplier must pay all costs associated with the correction of the recall and actions taken in response to the recall.
E. Product Notices. Supplier must send all notices relating to a Product, as well as notices of any other changes affecting a Product and notices of new Products, to each Customer with a copy to KPS. Supplier must send written notices to KPS and each Customer not more than 24 hours after Supplier learns of any Product notice that may adversely affect the health or well being of any user of Product. Supplier must notify each Customer of any defects, errors, non-conformity with the warranties under this Agreement, or other problems with any Product or services, promptly after the problems first become known to Supplier.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

F. HCPCS Codes for Medicare Reporting. Supplier must provide to Customers all HCPCS Codes recognized by Medicare for all Products and must cross-reference each HCPCS Code by Supplier’s Name, Supplier’s Identification Number, and Supplier’s Product Catalog Number. At any Customer’s request, Supplier must also provide HCPCS Codes for anything Supplier sold to that Customer since August 1, 2000. In addition to all other remedies, KPS may terminate this Agreement if Supplier does not comply with this Section I.F.
G. Financial Responsibility. Within 72 hours of any request by KPS or any Customer, Supplier must furnish proof of financial responsibility (including bank references and recent financial statements). If Supplier registered securities with the SEC, then a Customer may obtain Supplier’s financial statements from Supplier’s periodic reports that it filed with the SEC and that are available through www.sec.gov.
H. Quality Assurance. Upon any Customer’s request, and at no additional cost, Supplier must provide (i) access to its facilities (including related travel, room, and board) for one of Customer’s Representatives, and (ii) Product information sufficient for the Customer to evaluate Supplier’s manufacturing processes for the purpose of assessing Product quality assurance.
II. EQUIPMENT
A. Price Quotation and Guarantee. Supplier must provide each Customer with a written price quotation for Equipment. Supplier must provide KPS a copy of each quotation exceeding $50,000. If Supplier quotes a Customer a price for Equipment that is lower than the price set forth on Exhibit A, then, in addition to the remedies set forth in Section II.B.2 of this Exhibit D, the lower quoted price replaces the price set forth on Exhibit A. But if Supplier’s Representative quoted the lower price without Supplier’s authorization or because of a good faith mistake, then no repricing is required pursuant to this Section II.A.
B. Accuracy of Price Quotes.
     1. Supplier’s Duty. Supplier has a material duty under this Agreement to provide price quotations that are 100% consistent with the prices, terms, and conditions of this Agreement.
     2. Remedies. If a Supplier’s Representative provides any KPS Customer or Customer with a price quotation in which any price term is inconsistent with the terms and conditions of this Agreement, then:
     (a) Supplier must immediately provide the correct price terms to the KPS Customer or Customer;
     (b) if a Customer purchased Products at the incorrect pricing, then Supplier must:
     (i) immediately refund any excess amount the Customer paid to Supplier (plus interest at the lower of 1.5% per month or the highest rate allowed by law), and
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     (ii) pay the Misquote Liquidated Damages to the Customer;
     (c) KPS may, in its sole discretion, terminate this Agreement pursuant to Section 7.1; and
     (d) The Customer that purchased Products at the incorrect pricing may terminate or limit its participation under this Agreement.
     3. Misquote Liquidated Damages. Supplier agrees that the actual damages that a Customer might sustain as a result of Supplier failing to provide the Customer with an accurate price quotation pursuant to Section B.1 of this Exhibit D are uncertain and would be difficult to ascertain. Supplier further agrees that the Misquote Liquidated Damages are a reasonable estimate of the damages the Customer would sustain as a result of Supplier’s failure to provide an accurate price quotation pursuant to Section B.1 of this Exhibit D. Supplier must pay the Misquote Liquidated Damages to the Customer within 30 days after Supplier’s delivery of a correct price quotation pursuant to Section B.2(a) of this Exhibit D. A Customer’s remedies pursuant to Section II.B.2 of this Exhibit D (including the Misquote Liquidated Damages) does not limit the Customer’s remedies or Supplier’s liability for Supplier’s breach of other sections of this Agreement.
C. Trade-In Allowances.
     1. Specific Configurations. Supplier agrees to provide trade-in allowances per the below schedule. Trade-in systems to be operable and only one trade-in allowed per system purchased.

Age
Product	Up to 2 Years	2 - 3 Years	3 -4 Years	4 + Years
SonoSite 180	[*]	[*]	[*]	[*]
SonoSite 180 Plus	[*]	[*]	[*]	[*]
SonoSite Titan	[*]	[*]	[*]	[*]
GE Logic Book	[*]	[*]	[*]	[*]
3200 Advantage	[*]	[*]	[*]	[*]
Logic Pro 200	[*]	[*]	[*]	[*]
G20	[*]	[*]	[*]	[*]
Prima	[*]	[*]	[*]	[*]
Adara	[*]	[*]	[*]	[*]
Sequoia 512	[*]	[*]	[*]	[*]
Aspen	[*]	[*]	[*]	[*]
     2. Non-Specific Configurations. For all configurations not listed in Section II.C.1 of this Exhibit D, Supplier must negotiate trade-in allowances for used equipment in connection
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

with a Customer’s purchase of new Equipment. Supplier must provide a copy of any quotation involving a trade-in allowance to KPS.
     3. Trade-in allowances are discounts and must be reported under the Discount Safe-Harbor.
D. Order Cancellation. At no cost to the Customer, any Customer may cancel an order for any Product at any time before Supplier’s shipment of the Product, except for orders of custom-ordered Equipment (a Customer may not cancel these orders without Supplier’s approval).
E. Equipment Site Preparation. Each Customer, at its expense, must prepare the clinical sites where each item of Equipment will be installed according to Supplier’s site preparation recommendations, and Supplier is not responsible for the quality or adequacy of any work not performed by, or not under the authority of, Supplier.
F. Preparation for Installation of Equipment. At no cost to any Customer, after delivering any item of Equipment, Supplier must perform all tasks necessary to install the Equipment (including uncrating, unpacking, field assembly, interconnection, calibration, testing, and inspection) to ensure that the Equipment conforms to Equipment specifications and is completely ready to perform all procedures for which it is designed and marketed by Supplier.
G. Training, Warranty, and After-Warranty Maintenance.
     1. Training.
     (a) Applications Training. Following the shipment of Product to Customer facility, Supplier will provide 2 consecutive days of on-site applications training.
     (b) Refresher Training. Supplier must participate in and coordinate periodic user group educational sessions (one per region per year) within every region of Kaiser Permanente.
     (c) CME. Supplier must provide Continuing Medical Education for the purposes of improving the clinical outcomes of using Ultrasound Equipment. CMEs are handled on-line through a third party provider.
     2. Training Materials. At no cost to any Customer, Supplier must provide a written training guide or set of training videotapes to each Customer to be used for in-service training by the Customer’s staff. Each Customer may make copies, for internal purposes only, of any in-service and clinical training materials.
     3. Electronic Training and Assessment. At no cost to any Customer, for each item of Equipment purchased by any Customer, Supplier will provide an installation training checklist which records the level of training provided at each Customer site.
     4. Biomed Service Training. At no cost to any Customer, and up on the Customer’s request, Supplier must provide CDs containing training for Biomed Service Engineers.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     5. Technical Documentation and Software. Technical documentation and software must be kept current as new upgrades are installed for reasons of Product supportability, safety, or the purchase of additional functionalities.
     6. Manuals. At no cost to any Customer, Supplier must supply each Customer with the following items no later than the time of delivery of the Equipment: (a) two copies of operator manuals covering the applicable Equipment and accessories; and (b) one copy of complete service manuals detailing the applicable Equipment and accessories (including parts lists and diagrams). Supplier must provide all updates to manuals and (where applicable) final versions of manuals for the life of the Equipment. Supplier’s duty to provide updates pursuant to this Section II.G.6 survives the expiration or other termination of this Agreement regardless of the cause giving rise to the expiration or termination.
     7. Loaners for Hard-Down Time. Upon request by any Customer, if any Product experiences a Hard-Down time of over 24 hours, Supplier must provide loaner equipment within 24 hours. Loaner equipment must be equivalent to the Product it is replacing.
     8. Warranty Extension. If any item of Equipment exceeds generally accepted repair downtime during the warranty period, then, at no charge to the Customer, Supplier must extend the warranty coverage on the affected Equipment until (a) the Customer is fully satisfied with the performance of the Equipment, or (b) the Equipment is replaced pursuant to Section 4.7.3.
     9. Equipment Maintenance. Supplier warrants that it is possible for a Customer to maintain each item of Equipment during its useful life to manufacturer’s specification without an after-warranty maintenance contract.
     10. Maintenance Discounts. Supplier must provide discounts for [*]. These discounts are set forth on Exhibit A. Supplier must extend the discounted pricing on [*] described in this Section II.G.10 for [*]. Supplier has an ongoing duty to provide Customers the information necessary to comply with all applicable regulatory safe harbors in connection with purchases of [*] described in this Section II.G.10.
     11. Copies of Maintenance Contracts. Upon KPS’ request, Supplier must provide KPS copies of all after- warranty maintenance contract proposals for any Customer (attention: Equipment Contracting Department) at the same time Supplier offers the after-warranty maintenance contracts to the Customer.
     12. Independent Service Organization. Upon any Customer’s request, and at no additional cost, Supplier must sell maintenance services to any independent service organization designated as the Customer’s third-party agent.
H. Value-Added Provisions and Other Discounts
     1. [*]. [*] to Customer, Supplier must provide [*] for the Customer. [*] must be available for [*].
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     2. Technical Hotline. [*] to Customer, Supplier must provide a dedicated technical hotline for Customer. The hotline number is [*].
     3. Hardware and Software Upgrades. Supplier must provide software upgrades [*] to the Customer during the warranty period as defined in Section 3 of Exhibit F.]
     4. Asset Allocation Reporting. [*] to Customer, Supplier must provide bi-annual reports detailing [*] for the entire installed base of Supplier’s Products.
     5. System Loaners for Educational Purposes. Upon request, and [*] to Customer, Supplier must provide [*] (unless otherwise agreed to by Supplier) to Customer for purposes of hands-on education.
     6. Scan Engine Theft Coverage. If the Scan Engine is stolen during [*] or while the Equipment is under a service contract, Supplier will replace it [*] to Customer with an equivalent system. To receive a replacement Scan Engine, the Customer must provide Supplier with a copy of the police report.
I. Miscellaneous.
     1. Accessories. Supplier must offer to each Customer all accessories and components that may be used with the Equipment (including hardware, firmware, and software). Supplier’s duty to offer accessories and components pursuant to this Section I.H.1 survives the expiration or other termination of this Agreement regardless of the cause giving rise to the expiration or termination.
     2. Replacement Parts. Supplier must ensure that all replacement parts for the Equipment are available for not less than 10 years following the earlier of either (a) the date when Supplier ceases to sell the Equipment or a reasonable substitute of the Equipment, or (b) the expiration of the warranty period set forth on Exhibit F, including all applicable warranty extensions.
     3. Regulatory Modifications to Software and Hardware. At no cost to any Customer, Supplier must provide all software and hardware modifications necessary for the Products to meet any regulatory requirements.
III. UPTIME GUARANTEE
A. System Performance Guarantee. Supplier guarantees that the Equipment will function at the minimum Uptime Performance (as described below), as long as the Equipment is under warranty or is maintained by a service agreement between Supplier and the Customer.
     1. Uptime Performance. “Uptime Performance” is defined as the capability of the Equipment to be utilized to treat or diagnose patients. The Equipment will be considered to be operational (a) unless it cannot be utilized to treat or diagnose patients (room down), (b) if Supplier is prepared to perform maintenance services to make the Equipment operational but such service is refused by the Customer or is deferred by the Customer until a later time or date,
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

or (c) if the Equipment is not otherwise made available to Supplier’s service engineers. If the Equipment is not operational, then the Customer must immediately notify Supplier’s uptime service center (24-hour service call dispatch center). Downtime will not commence until such notification is given to Supplier.
     2. Excluded Downtime. Downtime due to, associated with, or caused by (a) misuse, negligence, or operator error, (b) inadequate environmental conditions (not conforming with the environmental specifications provided by Supplier), including temperature and humidity, line power exceeding Supplier’s requirements of voltage, frequency, impulses or transients, or (c) acts of God are specifically excluded from, and will not be considered for purposes of, the Uptime Performance guarantee. In addition, the Equipment will be considered operational during periods in which Supplier is performing scheduled or preventive maintenance, changing x-ray tube(s), and installing upgrades.
     3. Uptime Performance Calculation. For purposes of calculating the Uptime Performance level percentage, such computation shall be made over the Principal Coverage Period (“PCP”), which is specifically defined for the Equipment in the applicable warranty or in the service agreement. An example Uptime Performance percentage calculation is provided below. The Equipment’s Uptime Performance shall be calculated to comply with the above guidelines over a period of not less than 12 months.
Example Uptime Performance Calculation
(PCP actual uptime hours) divided by (total PCP hours/year)
PCP = 8 a.m. — 5 p.m. Monday-Friday excluding holidays
10 holidays
2 days down = 18 hours
Total PCP hours/year = 9hoursX5days/weekX52weeks-90 holiday hours = 2250
(2250 total PCP hours per year — 18 hours down)/2250
Uptime-99.2%
     If the Equipment’s Uptime Performance level is found to be less than 97% (the “Guaranteed Percentage”), as computed in accordance with the above guidelines, then Supplier must extend the warranty or service agreement period by seven calendar days for every percentage point (rounded to the nearest percent) below the Guaranteed Percentage. For example, an Uptime Performance of 96% would result in a warranty or service agreement extension of seven calendar days; 95% Uptime Performance would result in a warranty or service agreement extension of 14 calendar days.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT E
SUPPLIER’S RETURN POLICY
     A. Reasons for Returns. Any Customer may return a Product to Supplier for 100% credit, at the Customer’s option, if the Customer determines in good faith that any of the following conditions are met:
     1. Supplier shipped the Product in error;
     2. The Product is damaged before it is accepted by the Customer;
     3. The Product packaging or crating is damaged before it is accepted by the Customer;
     4. The Product does not materially perform to performance specifications provided by Supplier or the manufacturer of the Product;
     5. The Product does not meet industry quality standards related to performance specifications and data submissions required by the FDA or FDA approval of the Product;
     6. The Product is outdated or expired; or
     7. Supplier gives prior written approval, which must not be unreasonably withheld.
B. Manner of Return. Where possible, a Customer must return a Product in its original packaging or crating.
C. Restocking Fees. Supplier must not charge any restocking fee and Supplier must pay all return shipping costs unless the Customer ordered the Product in error.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

E-1

EXHIBIT F
SUPPLIER’S PRODUCT WARRANTIES
Warranty, Liability, and Conditions of Sale
1. Intentionally omitted
2. SOFTWARE LICENSE: SUPPLIER hereby grants to Customer a royalty-free, nontransferable and nonexclusive license to use the computer software incorporated into the Equipment or any upgrade provided. Such license is limited solely to the use of the software in the Equipment. No other use of the software may be made without SUPPLIER’s express written consent. Customer or any other persons not authorized by SUPPLIER shall not copy or modify such software nor remove or change in any manner the copyright notices with respect thereto. SUPPLIER retains title to the software.
3. SOFTWARE WARRANTY PERIOD & LIMITATION: For a period of [*] after initial installation of the software (the “Software Warranty Period”), SUPPLIER warrants that the Software, when used as permitted under this Agreement, will operate as described in the documentation. This documentation describes the different modules acquired by Customer. SUPPLIER will, as its sole and exclusive obligation and Customer’s sole and exclusive remedy for any breach of this warranty, make its best efforts to remedy any reproducible error in the Software reported to SUPPLIER by Customer in writing during the Software Warranty Period. Software upgrades, when and if available, will be provided at no- charge. Software upgrades provide improvements, enhancements, bug fixes and corrections that enable the software to perform in accordance with the product specifications as defined at the time of equipment purchase. Software upgrades do not include any new software features or new hardware (if additional hardware is required to run the upgrade). In the event additional hardware is needed to run any software upgrade, it will be made available at an additional cost.
4. EQUIPMENT WARRANTY COVERAGE: For a period of [*] after initial installation of the equipment, SUPPLIER or its authorized dealer will provide on-site labor during regular business hours, excluding holidays. SUPPLIER will provide replacement parts except consumable supplies, and technical assistance phone support during regular business hours (PST) excluding holidays. Warranty service will be performed without charge from 8:00 am to 5:00 pm, Monday-Friday, excluding our holidays (“Service Hours”). Warranty services performed outside the Service Hours will be charged to Customer at our prevailing service rates and subject to the availability of personnel.
5. ADVANCED PARTS REPLACEMENT/PARTS EXCHANGE: (a) When the Customer accepts delivery of an “Advanced Replacement or Exchange Part” Customer accepts the responsibility of returning a comparable item (Return Part) to SUPPLIER. The “Replaced Part” or “Exchanged Part” to be returned to SUPPLIER in this process must be: (i) Of the same type and part number and for the same equipment as the “Advanced Replacement or Exchange Part” and must be identified for return by the assigned SUPPLIER RMA number. (ii) In a repairable form, with no signs of physical abuse or mishandling. If an item is returned in a non-repairable condition as determined by SUPPLIER, the Customer will be invoiced and responsible for the
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

entire current list price of the “Replacement Part” (even if such price is higher than the original purchase price paid for the “Return Part”). (iii) Received by SUPPLIER within thirty (30) days from the date of shipment from SUPPLIER of the “Replacement Part.” If the “Replaced Part” is not received within such time period the Customer will be invoiced and responsible for the entire current list price of the “Replacement Part.” (iv) Delivered in a proper and protective shipping container so as to avoid damage to the “Return Part” during shipment to SUPPLIER.
6. PURCHASED PARTS: When the Customer accepts delivery of a “Purchased Part” beyond manufacturer’s warranty period, or “Spare Parts,” Customer accepts responsibility to pay the purchase price as shown on SUPPLIER’s invoice for the “Purchased Part”.
7. EQUIPMENT REFINEMENTS: SUPPLIER reserves the right to modify or change Equipment to include electrical or mechanical refinements it deems appropriate. In the event SUPPLIER modifies some Equipment; it is agreed that it has no obligation to modify or change any other Equipment previously delivered or to supply new Equipment without such modifications. SUPPLIER retains all patent, copyright and other proprietary and intellectual property rights in the Equipment and all modifications thereto except as granted herein or by operation of law.
8. WARRANTY: LIMITATION OF LIABILITY:
     (a) SUPPLIER warrants to the original Customer that equipment (including “Purchased Parts”) will be free from defects in material and workmanship, under normal use and service, for [*] from installation date and [*] for “Exchange Parts” from date of shipment by SUPPLIER. If during the warranty period, Customer promptly notifies SUPPLIER of a warranty claim, SUPPLIER shall, at its discretion, replace or repair the warranted equipment or parts with new or exchange replacement parts, thereof pursuant to Section 5 above. EXCEPT AS PROVIDED IN SECTION III OF EXHIBIT C, SUPPLIER’S EXCLUSIVE OBLIGATION (AND CUSTOMER’S ONLY REMEDY) FOR ANY BREACH OF THIS PRODUCTS WARRANTY SHALL BE TO REPLACE OR REPAIR AT SUPPLIER’S DISCRETION WARRANTED EQUIPMENT OR PARTS THEREOF RETURNED TO SUPPLIER’S FACTORY OR SERVICE CENTER. SUPPLIER reserves the right to inspect or repair warranted equipment on Customer’s premises. Parts shall be returned to SUPPLIER’s factory or service center only with prior written authorization from SUPPLIER, shipping prepaid. Defective parts may be replaced with either new or factory refurbished or remanufactured parts. The replacement parts shall meet the specifications of the part replaced.
     (b) Except for the repair or replacement described in this paragraph and except for the indemnifications obligations as identified in Exhibit C, Section III , SUPPLIER shall not be liable for damages of any kind arising out of either the use of Equipment or its failure to function properly.
     (c) Customer recognizes that Demonstration Equipment is sold “AS IS” insofar as the appearance of the equipment is concerned. However, SUPPLIER provides the same performance warranty as provided in Section 8(a) for new equipment.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     (d) THE FOLLOWING ARE EXCLUDED FROM WARRANTY COVERAGE: (i) Equipment which has been repaired or altered by other than SUPPLIER-approved employees or designees, been subjected to misuses, misapplication, improper maintenance, negligence, accident (including failure of or excessive electric power or failure of environment-control equipment), or been used with other than SUPPLIER approved parts; and (ii) Equipment which has had its serial number altered, defaced, or removed.
     (e) Except for obligations under 4.7.3. and Exhibit D II G 8, no repair or replacement shall extend beyond any of the above warranty periods
     (f) Purchased products identified by the original manufacturer’s trademark and incorporated without modification as a functional assembly into equipment, are warranted if and to the same extent and subject to the same limitations as each such manufacturer warrants such product(s) to SUPPLIER.
     (g) Where equipment is purchased for resale, Customer agrees to notify any potential user Customers of the equipment of the SUPPLIER warranties and limitation of liability to the user Customer, no later than at the time of the offer to sell. OTHER THAN AS EXPRESSLY SPECIFIED IN THIS AGREEMENT, THE ABOVE WARRANTY IS IN LIEU OF ANY OTHER WARRANTY, WHETHER EXPRESS, IMPLIED, OR ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR ANY OTHER LAW NOW OR HEREAFTER IN EFFECT, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, FREEDOM FROM INFRINGEMENT, OR THE LIKE, AND ANY WARRANTY OTHERWISE ARISING OUT OF ANY PROPOSAL, SPECIFICATION, OR SAMPLE. SUPPLIER NEITHER ASSUMES NOR AUTHORIZES ANY PERSON TO ASSUME FOR IT ANY OTHER LIABILITY.
9. EXCLUSION OF DAMAGES: EXCEPT FOR THE INDEMNIFICATIONS OBLIGATIONS AS IDENTIFIED IN EXHIBIT C, SECTION III, IN NO EVENT SHALL SUPPLIER BE LIABLE UNDER THIS WARRANTY FOR ANY LOST PROFITS OR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, OR SPECIAL DAMAGES.
10. FORCE MAJEURE: SUPPLIER shall not be liable for any delay in delivery, suspension or cancellation of performance, or other failure of performance hereunder due to any causes beyond its reasonable control, including but not limited to acts of God or government, labor disputes or inability to secure materials, labor or transportation. In the event of such delay, SUPPLIER’s time for delivery or other performance shall be extended for a period equal to the duration of such delay.
11. CUSTOMER RESPONSIBILITIES: Customer shall have complete responsibility for and operation of equipment and for obtaining any permits, licenses, and/or certificates which may be required by any regulatory agency for the installation, use or operation of such equipment. SUPPLIER shall provide one copy of an instruction manual for operating the equipment.
12. PROPRIETARY RIGHTS: Customer acknowledges that the Software, its structure, organization and source code, and the documentation are the property and constitute valuable trade secrets of SUPPLIER and its suppliers. Customer agrees not to: (a) decompile or
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

disassemble the Software, separate the Software into its component parts, or in any way reverse engineer or attempt to reconstruct or discover any source code or algorithms of the Software by any means whatsoever; (b) remove any product identification, trademark, copyright, confidentiality, proprietary or other notice contained on or within the Software; (c) modify or create any derivative works from the Software or any part thereof, except to the extent that the Software provides for user-modifiable components (to the extent that Customer’s use of the Software results in any derivative works, the parties shall jointly own such derivative works),; (d) sell, sublicense, lease, rent loan, assign, convey or otherwise transfer the Software or any component thereof or use the Software for service bureau purposes; (e) otherwise copy or use the Software for any purpose or in any manner not expressly permitted in this Agreement; or (f) permit or encourage any third party to do any of the foregoing.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT G
QUALITY ASSESSMENT AND IMPROVEMENT/COMPLIANCE WITH LAWS
KFH provides hospital and other health care services to members of Health Plan. Pursuant to this Agreement KPS has arranged, on behalf of the KPS Customers (including Kaiser Permanente), for the provision of certain goods and/or services to Kaiser Permanente and the Customers. The following terms and conditions related to quality assessment and improvement and compliance with laws are a part of this Agreement:
A. Kaiser Permanente Quality Assessment and Improvement Programs.
     1. The quality assessment and improvement programs of Kaiser Permanente require Kaiser Permanente to monitor the quality assessment and improvement activities of contracting providers. Supplier agrees (a) to participate in Kaiser Permanente’s quality assessment and improvement programs (including review by Kaiser Permanente’s quality assurance and improvement committees and staff), (b) to abide by Kaiser Permanente’s quality assessment and improvement plans, and (c) to cooperate with Kaiser Permanente to objectively monitor and evaluate the quality of services provided at any Supplier site (including, but not limited to, the availability, accessibility, acceptability, and continuity of these services).
     2. Supplier must (a) investigate and respond immediately to all quality issues, and (b) work with Kaiser Permanente to resolve any accessibility and other quality issues related to services provided to the Customers. Supplier must remedy, as soon as reasonably possible, any condition related to patient care that Kaiser Permanente, or any government or accrediting agency determine to be unsatisfactory. Kaiser Permanente and Supplier will work together (a) to continuously assess and improve the quality and accessibility of service provided to the Customers, and (b) to resolve problems related to the provision of services.
     3. Supplier must provide information for use in quality assessment and improvement activities conducted by Kaiser Permanente (including, but not limited to, provider and patient specific information). Kaiser Permanente will protect the confidentiality of this information to the extent required under State and Federal law. Upon request, Supplier must provide data, information and records (a) that Health Plan must review for accreditation by NCQA and JCAHO, and for credentialing activities that meet NCQA and JCAHO standards, and (b) that is required by other accrediting organizations. Supplier must provide Kaiser Permanente access to all patient care protocols, policies and procedures, and any modifications, upon request.
     4. Supplier must permit, at reasonable times with reasonable notice, inspection of any of its sites by accrediting organizations. Supplier must permit Kaiser Permanente and appropriate government officials to conduct periodic site evaluations of all Supplier sites. Supplier must participate in all utilization management, quality assessment and improvement, credentialing, re-credentialing, peer review, and any other activities required by regulatory and accrediting agencies.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-1

     5. Kaiser Permanente’s quality assessment and improvement programs and requirements do not relieve Supplier of any duty of care to provide the Customers with services in accord with the appropriate standard of care.
B. Kaiser Permanente Compliance with Laws.
     1. Kaiser Permanente must (a) ensure, through its quality assessment and improvement programs, that services performed by Supplier under this Agreement at a Kaiser Permanente facility are performed in a safe and effective manner, as required by applicable local, state and federal laws, rules and regulations, and (b) retain administrative and professional responsibility for all services rendered by Supplier to patients of Kaiser Permanente, to the extent required by Title 22 California Code of Regulations Section 70713, and other applicable laws, rules and regulations. The foregoing does not modify the allocation of liability or indemnification obligations between the parties as set forth in this Agreement or as otherwise provided by law.
     2. Supplier must comply with applicable law regulation in the performance of services to the Customers. To the extent Supplier provides services in support of any Kaiser Permanente entity accredited by JCAHO, Supplier must provide services in accord with applicable JCAHO standards.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G-2

EXHIBIT H
KAISER PERMANENTE VISITATION POLICY
Supplier Representative Visitation Policy
Dear Supplier Representative,
Welcome to Kaiser Permanente. We appreciate the interest that you have in providing products, services or equipment to our facilities. Kaiser Permanente’s National Materials Leadership Team, with representation from all Kaiser Regions, has developed the following visitation policy for Supplier Representatives of medical and nonmedical equipment, supplies, and non-provider services. Each Kaiser Permanente Region has a regional specific Supplier Representative Visitation Policy. Your regional Supplier Representative will need to contact the Regional Kaiser Permanente Materials Management department and review and sign the regional specific Supplier Visitation Policy.
This document does not include our policy for pharmaceutical vendor visitation.
CONTACTING HEALTH CARE PROVIDERS
All Supplier Representatives must have a scheduled appointment with a specific individual. Unscheduled visits are not permitted. Regardless of appointment status, all Supplier Representatives must check in prior to proceeding to the individual’s office or work area. Cold Calls are expressly forbidden.
A list of individuals who do not wish to be called upon will be provided by the Regional Kaiser Permanente Materials Management Department. This list is location specific. Supplier Representatives should not attempt to make appointments with these individuals.
Electronic transmission within Kaiser Permanente facilities by Supplier Representatives, or promotional agencies or individuals acting on behalf of Supplier are prohibited. Fax machines, electronic mail systems, voicemail systems etc., in Kaiser facilities are essential to the support of patient care, and may not be used for promotion.
HIPAA
All visitors to Kaiser Permanente facilities must compliant with Federal HIPAA regulations related to protecting and keeping confidential Protected Healthcare Information (PHI). All Supplier Representatives who have contact with Health Care Providers must be certified by their company as HIPAA compliant and meet Kaiser Permanente’s requirements.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

REGISTRATION
All Supplier Representatives must register prior to visiting any area of the medical facility.
This registration only applies to the date and area or person specified, and does not provide authorization to visit other areas.
“Cold calls” whether in person or by phone or email are not permitted.
The following information will be requested each visit: Date, Name, Company, equipment/product(s) to be detailed, Name(s) of person(s), department(s) to be visited.
VISITOR BADGES
Upon registration, each Supplier Representative will be provided a “Visitor” badge, which must be worn at all times while in the facility. In addition, representatives must also wear their official company badge during each visit.
RESTRICTED AREAS
Supplier Representative activities are confined to non-patient care areas unless accompanied by a Health Care Provider or department manager. Restricted areas may include:
     a. All patient areas and nursing floors,
     b. ASC, Surgery/Operating Rooms
     c. Emergency Department
     d. Physician offices & lounge areas
     e. Mailroom & copy rooms
     f. Employee lounges or break rooms
     g. Supply storage areas
     h. Central Sterile Processing
HEALTH SCREENING
Prior to entering an Operating Room/Surgery Center, Sales Representative shall be in satisfactory health, i.e. free of communicable diseases, have no fever, cough or runny nose.
FACT SHEET
Supplier Representatives may receive a Manufacturer’s Fact Sheet and be asked to complete and update the sheet as needed.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

KAISER PRODUCT STANDARDIZATION
Kaiser Permanente has established contract standards for products and actively supports the use of National contracts. Non-standard products and services in competition with Kaiser Permanente standards may not be detailed unless approved by the Regional Kaiser Permanente Materials Management Department.
Accompanying medical literature reprints, for such a product, must denote on the literature that the product is nonstandard according to Kaiser Permanente. Duplicate copies of sales information must be provided to the Regional Kaiser Permanente Materials Management Department.
Supplier Representatives are prohibited from:
•	Providing comparative cost information to Kaiser Permanente Health Care Providers, as Supplier Representatives do not have access to Kaiser acquisition costs and therefore cannot provide meaningful comparisons between their products and competitive items

•	Communicating contract specific information prior to the formal announcement by Kaiser Permanente

•	Distributing pens, posters, pamphlets, booklets, and other promotional materials for non-standard equipment and products as defined by Kaiser Permanente

•	Inaccurately representing contract agreement language, terms and conditions, etc.

•	Completing or participating in the completion of standard equipment and product exception request in any manner.
EVALUATIONS, SAMPLES, AND LOANERS
Product samples will be requested by Kaiser Permanente Materials Management Department ONLY, and may not be left with any Health Care Provider to be trialed. ALL trial samples and/or equipment evaluations will be requested through the use of a no charge purchase order.
All samples will be at no charge; invoices for samples will not be honored. If payment is expected for a product being left at the facility, a purchase order must be obtained from the Regional Kaiser Permanente Materials Management Department prior to leaving the facility. Trial results will be shared regionally and nationally within Kaiser Permanente.
“Loaner” equipment must be clearly identified and delivered to the facility and contact noted on the purchase order. Equipment must be clearly tagged with the name of the company who owns it. The company loaning the equipment will be responsible for damage and routine repairs, and assume liability for any damages claimed by a patient in connection to its use.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Delivery of loaner equipment to the medical facility must be arranged to allow adequate time for Kaiser Permanente Biomedical Engineering personnel to perform all necessary tests and approve the equipment for use. Removal of loaner equipment is the responsibility of Supplier. The cost of supplies associated with loaner equipment must be pre- approved by the Regional Kaiser Permanente Materials Management Department. Invoices not pre-approved will not be honored.
Supplier Representative must clearly communicate the status of FDA clearances and other relevant clearances of any product being left at the facility.
PURCHASE ORDERS
Only Kaiser Permanente Materials Management offices are authorized to enter into purchase agreements and control the issuance of purchase orders.
DELIVERIES
Deliveries of all supplies and equipment must be made through the Receiving Department unless otherwise instructed by the Regional Kaiser Permanente Materials Management Department. Failure to properly deliver could result in late or non-payment of your invoice.
PRODUCT FAIRS/DISPLAYS
Supplier Representatives are prohibited from displaying their products in public areas, including lobbies, elevators, cafeteria, or corridors until they obtain approval through Materials Management.
CONFLICT OF INTEREST
Kaiser Permanente’s policy on conflicts of interest will be strictly enforced. Offers of cash honoraria or cash equivalents Gifts or gratuities of any kind to Kaiser Permanente employees are inappropriate and are strictly prohibited. Promotional or advertising items of nominal value are permitted. Sales Representative is required under this policy to identify any Kaiser Permanente employee who requests cash honoraria or cash equivalents.
PROMOTIONAL ACTIVITIES
Advertising, press releases, or any other general public announcement stating the availability of your products at Kaiser is strictly prohibited.
SANCTIONS
Failure to observe these regulations may result in revocation of visit privileges for the Sales Representative and/or Company. Revocation of privileges in one facility may result in similar sanctions in other facilities. Loss of privileges may be permanent.
One of the following infractions may result in the immediate suspension of privileges;
•	Present in off-limits area
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•	Failure to register with OR Manager or designee prior to entering OR area

•	Entered OR Suite without proper approval

•	Entered OR Suite in unsatisfactory health

•	Failure to comply with Federal and Kaiser HIPAA regulations

•	Delivered evaluation material, samples, equipment without the use of a valid no charge purchase order

•	The use of electronic transmission within Kaiser facilities, i.e. use of Kaiser fax machines, electronic mail system, voicemail systems, etc.
Three of the following infractions within a twelve-month period may result in immediate suspension of privileges;
•	Contacting providers listed as not desiring such contact

•	Making unscheduled, drop-in visits

•	Failed to register

•	Leaving unsolicited materials with facility personnel

•	Distributing promotional materials, or detailed or exhibited non-standard products, when not requested by Kaiser Permanente personnel

•	Provided comparative product cost information

•	Detailed a product without FDA or other relevant clearances
I acknowledge that I have reviewed the Kaiser Permanente Supplier Representative Visitation Policy and will comply with the detailed requirements.

SUPPLIER NAME

SALES REPRESENTATIVE SIGNATURE

DATE
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT I
ENVIRONMENTAL DISCLOSURES
A. Mercury, Cadmium and Lead Reduction. Key KPS Customers are committed to minimizing the amount of mercury, cadmium and lead used in their operation and desire to avoid the acquisition of Products that contain mercury, cadmium or lead whenever feasible alternatives exist that do not compromise patient care. Supplier must provide information in relation to those Products that contain mercury, cadmium or lead.

☒	The Products do not contain mercury, cadmium or lead.

☐	The Products that contain mercury, cadmium or lead are identified in Attachment A, which specifies the amount of mercury, cadmium or lead contained in each Product that contains mercury, cadmium or lead and indicates if a feasible mercury-, cadmium- and lead-free alternative is available. Supplier must specify the alternative component that is replacing mercury, cadmium or lead.
B. Latex Reduction. Key KPS Customers are committed to protecting patients and health care workers against exposure to latex and its allergenic properties. Supplier must provide information in relation to those Products that contain latex either in the Products or their packaging.

☒	The Products or their packaging offered in this Agreement do not contain latex.

☐	The Products or their packaging that contain latex are identified in Attachment A, which specifies the location of latex contained in each Product or its packaging. Supplier must specify the alternative component that is replacing latex.
C. Polyvinyl Chloride Plastic Reduction. Key KPS Customers are committed to minimizing the amount of PVC used in their operation and desire to avoid the acquisition of Products that contain PVC whenever feasible alternatives exist that do not compromise patient care. Supplier must provide information in relation to those Products that contain PVC.

☒	The Products do not contain PVC.

☐	The Products that contain PVC are identified in Attachment A, which specifies the amount of PVC contained in each Product that contains PVC and indicates if a feasible PVC-free alternative is available. Supplier must specify the alternative component that is replacing PVC.
D. Di-ethylhexyl Phthalate Reduction. Key KPS Customers are committed to minimizing the amount of DEHP used in their operation and desire to avoid the acquisition of Products that contain DEHP whenever feasible alternatives exist that do not compromise patient care. Supplier must provide information in relation to those Products that contain DEHP.

☒	The Products do not contain DEHP.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

☐	The Products that contain DEHP are identified in Attachment A, which specifies the amount of DEHP contained in each Product that contains DEHP and indicates if a feasible DEHP-free alternative is available. Supplier must specify the alternative component that is replacing DEHP.
E. Persistent, Accumulative and Toxic Compounds Reduction. Key KPS Customers are committed to minimizing the amount of PBTs used in their operation and desire to avoid the acquisition of Products that contain PBTs whenever feasible alternatives exist that do not compromise patient care. Supplier must provide information in relation to those Products that contain PBTs.

☒	The Products do not contain PBTs.

☐	The Products that contain PBTs are identified in Attachment A, which specifies the amount of the PBTs contained in each Product that contains PBTs and indicates if a feasible PBT-free alternative is available. Supplier must specify the alternative component that is replacing the PBTs.
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[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

F. Carcinogens and Reproductive Toxins Reduction: Key KPS Customers are committed to minimizing the amount of carcinogens and reproductive toxins (as delineated on the California Proposition 65 list and set forth at http://www.oehha.ca.gov/prop65/prop65_list/Newlist.html#get) used in their operation and desire to avoid the acquisition of Products that contain carcinogens and reproductive toxins whenever feasible alternatives exist that do not compromise patient care. Supplier must provide information in relation to those Products that contain carcinogens or reproductive toxins.

☒	The Products do not contain carcinogens or reproductive toxins.

☐	The Products that contain carcinogens or reproductive toxins are identified in Attachment A, which specifies the amount of carcinogen or reproductive toxin contained in each Product that contains a carcinogen or reproductive toxin and indicates if a feasible carcinogen-free or reproductive toxin-free alternative is available. Supplier must specify the alternative component that is replacing the carcinogen or reproductive toxin.
G. Hazardous Substances or Processes. Upon KPS’s or any Customer’s request, Supplier will deliver an MSDS for each hazardous substance or mixture (as defined in any local, state, or federal statute, law, or code) ordered under this Agreement. Each MSDS must contain all required information concerning the hazardous substance or mixture, in a format agreed upon by KPS or the Customer.
H. Environmental Conditions. Supplier will notify KPS and each Customer of any environmental conditions (such as storage temperature), limitations, or requirements for use and storage of the Products.
[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT A

Product
recalled
within the
last 24
					months	Name of
					(Yes or	Chemicals					Post-Consumer
					No) if yes,	of Concern					Recycled (Products
					provide	(Write	Concentration				and Package)
				MSDS	explanation and	"none" if	Per Product		Alternative		Packaging
	Product	Latex-Free Product		Available	resolution	Product	(milligrams	Name of	Chemical/	Product	minimalization,
Product	Catalog	and Packaging		(Yes or	to the	contains no	per Liter or in	Available	Component of	Recyclable	recycled content, etc.
Description	Number	(Yes or No)		No)	recall	chemicals)[1]	grams)	Substitute	Replacement	(Yes or No)	(Yes or No)
		Product	Packaging								Product	Packaging
Supplier certifies that it has reviewed the ingredient lists for these Products and compared them to the EPA Waste Minimization Priority Chemical List (at http://www.epa/gov/epaoswer/hazwaste/minimize/chemlist.htm) and the California Proposition 65 list (at http://www.oehha.org/prop65/prop65_listifiles/P65single3405.pdt). The above information is complete and true to the best of Supplier’s knowledge.
[UPON REQUEST, KPS WILL PROVIDE SUPPLIER THIS TABLE IN AN EXCEL SPREADSHEET TO FACILITATE COMPLETION OF THIS DISCLOSURE]

[1]	Chemicals present at less than 0.1% for carcinogens or 1% for other chemicals need not be disclosed.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT J DIVERSITY CONTRACTING DISCLOSURES Broadlane, Inc. 13727 Noel Road, Suite 1400 Dallas, Texas 75240 Tel. (972) 813-7737 Fax (972) 813-8637 Supplier Diversity Professional Service and Supplier Profile Form Please check one: New Submission Correction/Update United States Owned U.S. Owned Not U.S. Owned Legal Company Name: Zonare Medical Systems, Inc. Company Name (e.g., D/BA): Address: 1061 Terra Bella Ave Zip Code: City: Mountain View State: CA 94043 Correction (if necessary Company Name, Address, etc.) Business Type (Check all that apply): Corporation (LLC, Sole Proprietor or Partnership) Publicly held Franchise Subsidiary (if franchise or subsidiary, indicate parent company) Profit Non-Profit/Public Sector Other (specify) Business Description (If Labor Services, indicate type: (check all that apply) Labor Services Distributor Manufacturer Service Provider Other Permanent Temporary/Contract Foreign Nurse Staffing Per Diem (Local Registry) Traveler Other Nursing Respiratory Radiology Cardiology Pharmacy Lab Anesthesiology Other Photographic Services Capabilities All States Northern Eastern-ME, VT, NH, MA, PA, RT, CT, NY, NJ, MD, DE, WV, VA South Eastern-FL, GA, SC, NC, AL, MI, LA Great Lakes/Central-MN, WI, MI, OH, IL, IA, MO, AK Midwest Region-TX, NM, NE, OK, SD, ND, MO, WY, CO, KS West Region —WA, OR, CA, NV, AZ, ID, UT, AL, HD Business Size and Ownership (check all that apply) Year Business Established: Small (if small number of employees 88 Large Total sales last fiscal year: $10,000,000 Minority-owned Women-owned Veteran-owned (Please indicate if) Service Disabled Discharged (if minority-owned please indicate): African American Asian American Native American Other: Primary Product and Service (25 words or less) The sale and service of Zonare Medical Systems, Inc. Company Contact: Name: PJ Ryland Title: National Accounts Manager Phone Number: 408-504-3420 Email Address: pryland@zonare.com Web Address: www.zonare.com For Broadlane Use Only Revised: 08/05 The undersigned declares the foregoing information provided is true and correct; Prepared by: PJ Ryland J-1 [*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Signature: Date: Supplier Diversity Definitions Business Classification Minority Business Enterprise (MBE): US based business that is at least 51 percent owned, controlled and operated by a member(s) of the African American (Black-African origin), Hispanic American (Mexico, Central America, South America or the Caribbean basin), Asian-Pacific American (Japan, China, Vietnam, Philippines), Asian Subcontinent American (India, Pakistan, Bangladesh), Native American (American Indian, Eskimo, Aleut, Hawaiian), or some other groups so identified by the Small Business Administration (SBA) Women Business Enterprise (WBE): US based business at least 51 percent owned, controlled and operated by non-minority women. Veteran Owned (VET/VBE): Retired service veteran and must meet criteria for small business. Business Size Small Business: a business that meets size standards as prescribed in Section 3 of the Small Business Act (contact your local SBA office for industry specific information). Refer to SBA/website: http://www.aba.gov/size/SIC2NAICSmain.html Reporting Requirements Broadlane prime suppliers/contractors must submit reports indicating actual dollars paid to their MWBE suppliers. These reports are due by the 30th day following the end of a calendar quarter. Company Name: Reporting Period: / / to / / Company Representative: Title: Highest Company Official: Title: Address: City/State/Zip: / / Telephone: Fax: Date: 1. Status of contract with Broadlane: New Contract (Responding to RFP/RFI) Existing Contract Contract Renewal Other 2. How does your company determine the ethnicity and gender classification of its suppliers? Accepts certifications from various certifying agencies Other (specify) 3. Indicate primary product or service: Capital Equipment Building Product Information Technology Dietary/Food Products Cath Lab-Radiology Furniture & Furnishings Laboratory Products Legal Services Linen & Laundry Maintenance Products Travel Services Management Consulting Service Office Products & Supplies Personnel Services Pharmaceutical Products Security Services Telecommunication Products 4. Please indicate any limitations that would prevent the completion of the subcontracting report in the required format: Do not track the ethnicity and gender of our suppliers Cannot distinguish between direct & indirect spend Cannot separate spend by diversity classification Other (specify) 1. What are your company’s total sales? $ 2. How much of your company’s total sales are attributed to the Broadlane contract: $ % Measurement (Previous Federal or calendar year) Minority-owned Businesses Veteran-owned Businesses Women-owned Businesses Small Business (include Minority and Women) Goal $ % $ % $ % $ % Actual $ % $ % $ % $ % *Signature: Date: J-2 [*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*I certify that the information provided is true and correct to the best of my knowledge and is subject to verification by a Broadlane representative. J-3 [*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT K
INTEROPERABILITY AND INTEGRATION OF THIRD-PARTY PRODUCTS
1. Supplier warrants that the Products, [*], will operate in accordance with [*].
2. Kaiser Permanente and Supplier must cooperate in good faith to agree on the [*] requirements and any updates to these requirements that are not specifically covered in [*]. Supplier must provide verification of [*] to Kaiser Permanente [*] as part of the [*] and as may be requested by Kaiser Permanente [*] Kaiser Permanente or [*].
3. Supplier must make reasonable efforts to [*] to meet Kaiser Permanente’ [*] requirements for each Product in accordance with a [*] by Kaiser Permanente and Supplier.
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

K-1

AMENDMENT TO AGREEMENT for Portable Ultrasound Systems
Contract No. KP-627
between
KP SELECT, INC.
and
Zonare Medical Systems, Inc.
     This Amendment (this “Amendment”) to the Agreement for Portable Ultrasound Systems effective as of March 1, 2006 as amended, if amended (the “Agreement”), is effective as of August 1, 2007, and is between KP Select, Inc. (“KPS”) and Zonare Medical Systems, Inc. (“Supplier”).
     KPS negotiates contracts for certain products on behalf of healthcare facilities owned or managed by Kaiser Foundation Health Plan, which has designated KPS as its group-purchasing agent (the “Customers”).
     1. Products and Pricing. The Agreement is amended by deleting the Products and pricing set forth on Exhibit A-10 of the Agreement in its entirety, and replacing it with the Products and pricing set forth on Exhibit A-10, attached to this Amendment and incorporated by reference. Supplier must not increase these prices during the Term.
     2. Principles of Construction. Whenever the terms and conditions of the Agreement and this Amendment conflict, the terms and conditions of this Amendment control. Except as specifically modified by the terms and conditions of this Amendment, all of the Agreement remains in full force and effect. This Amendment may be executed in any number of counterparts, each of which is deemed an original but all of which constitute the same instrument.
     Duly authorized representatives of the parties executed this Amendment as written below.

KP Select, Inc.	Zonare Medical Systems, Inc.

By: /s/ [*]	By: /s/ Kevin Davidge
Name: [*]	Name: Kevin Davidge
Title: [*]	Title: V.P. Finance
Date: 8-1-7	Date: 8-1-2007

Prepared by: /s/ [*]
Printed Name: [*]
Date: August 1, 2007
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

EXHIBIT A-10
PRODUCTS AND PRICING

	Catalog	Material Description	KP Price
	Number		(US$)
SYSTEM
	Z009-00	z.one Ultrasound System — Advanced Hardware with MiniCart	[*]
	Z009-10	z.one Ultrasound System -Advanced Hardware with SuperCart and 2GB Internal Memory	[*]
	Z001	z.one Scan Engine — includes 2.0 with Auto Opt and ZST	[*]
	Z011-00	MiniCart	[*]
	Z002	Additional z.one SuperCart	[*]
	Z022	SmartCart	[*]
TRANSDUCERS
	Z101-00	C5-2 Curvilinear Transducer	[*]
	Z102-00	L10-5 Linear Transducer	[*]
	Z103-00	E9-4 Endovaginal Transducer	[*]
	Z104-00	P4-1 Deep Abdominal Phased Array Transducer	[*]
	Z105-00	P10-4 Neonatal/Pediatric Phased Array Transducer	[*]
	Z106-00	L8-3 Linear Array Transducer	[*]
	Z107-00	C8-4 Curvedlinear Transducer	[*]
BIOPSY GUIDES
	Z150	C5-2 Biopsy Starter Kit	[*]
	Z151	L10-5 Biopsy Starter Kit	[*]
	Z152	E9-4 Biopsy Guide Kit — Disposable	[*]
	Z156	P4-1 Biopsy Starter Kit	[*]
FEATURES
	Z200	DICOM Networking — SuperCart	[*]
	Z203	DICOM Networking — MiniCart	[*]
ACCESSORIES
	Z301	Battery	[*]
	Z303	256 MB CompactFlash	[*]
	Z304	2 GB CompactFlash	[*]
	Z326	2 GB USB Memory Stick for Scan Engine with Advanced	[*]
Hardware
	Z327	2 GB Memory Internal Drive — Factory Upgrade	[*]
	Z305	Scan Engine Carrying Bag	[*]
	Z306	Stylus	[*]
	Z307	Additional Hardcopy Users Manual	[*]
	Z308	Hardcopy Service Manual	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

	Catalog	Material Description	KP Price
	Number		(US$)
	Z310	Dual Battery Charger	[*]
	Z313	AC Power Adapter	[*]
	Z320	Additional Quick Start Guide	[*]
	Z337	MPP (MultiPort)	[*]
	Z338	z.one ultra Battery Pack	[*]
PERIPHERALS
	Z401	B&W Thermal Printer (Sony UP-895MD) Mounted	[*]
	Z402	Sony UP-895MD Mounting Kit	[*]
	Z403	Color Thermal Printer (Sony UP-21 MD) Not Mounted	[*]
	Z404	DVD Video Recorder (Panasonic LQ-MD800)	[*]
	Z600	View Workstation — Imorgon (delivery TBD)	[*]
	Z414	B&W Video Printer including Mounting Kit for ultra	[*]
UPGRADE PRICING
	Z101	C5-2 Curvilinear Transducer	[*]
	Z102	L10-5 Linear Transducer	[*]
	Z103	E9-4 Endovaginal Transducer	[*]
	Z104	P4-1 Deep Abdominal Phased Array Transducer	[*]
	Z105	P10-4 Neonatal/Pediatric Phased Array Transducer	[*]
	Z106	L8-3 Linear Array Transducer	[*]
	Z107	C8-4 Curvedlinear Transducer	[*]
	Z328	2 GB Internal Drive Field Upgrade	[*]
SERVICE
	KS504	Full Service Contract (Platinum) for z.one Scan Engine	[*]
and Super Cart
	KS505	Full Service Contract (Platinum) for z.one Scan Engine and MiniCart	[*]
	KS507	Full Service Coverage (Platinum) for each transducer (includes accidental damage)	[*]
	KS513	Shared Service Coverage (Basic) for z.one Scan Engine and Super Cart	[*]
	KS516	Shared Service Coverage (Basic) for z.one Scan Engine and MiniCart	[*]
	KS515	Shared Service Coverage (Basic) for each transducer	[*]
	KS518	Service Support Software Only	[*]
	KS511	Service Labor & Travel Rate — STANDARD without Service Contract (during normal business hours Mon-Friday 8am-5pm)	[*]
	KS510	Service Labor & Travel Rate — PREMIUM with Service Contract (extended coverage Monday-Friday 5-9pm, Weekends & Holidays)	[*]
	KS512	Service Labor & Travel Rate — PREMIUM without Service Contract (extended coverage Monday-Friday 5-9pm, Weekends & Holidays)	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

AMENDMENT TO AGREEMENT for Portable Ultrasound Systems
Contract No. KP-627
between
KP SELECT, INC.
and
Zonare Medical Systems, Inc.
     This Amendment (this “Amendment”) to the Agreement for Portable Ultrasound Systems effective as of March 1, 2006 as amended, if amended (the “Agreement”), is effective as of November 1, 2007, and is between KP Select, Inc. (“KPS”) and Zonare Medical Systems, Inc. (“Supplier”),
     KPS negotiates contracts for certain products on behalf of healthcare facilities owned or managed by Kaiser Foundation Health Plan, which has designated KPS as its group-purchasing agent (the “Customers”).
     1. Change in Expiration Date. The Term is extended to expire on February 28, 2010.
     2. Products and Pricing. The Agreement is amended by deleting the Products and pricing set forth on Exhibit A of the Agreement in its entirety, and replacing it with the Products and pricing set forth on Exhibit A, attached to this Amendment and incorporated by reference. Supplier must not increase these prices during the Term.
     3. Principles of Construction. Whenever the terms and conditions of the Agreement and this Amendment conflict, the terms and conditions of this Amendment control. Except as specifically modified by the terms and conditions of this Amendment, all of the Agreement remains in full force and effect. This Amendment may be executed in any number of counterparts, each of which is deemed an original but all of which constitute the same instrument.
     Duly authorized representatives of the parties executed this Amendment as written below.

KP Select, Inc.		Zonare Medical Systems, Inc.

By:	/s/ [*]	By:	/s/ Timothy A. Marcotte

Name:	[*]	Name:	Timothy A. Marcotte
Title:	[*]	Title:	VP & CFO

Date:	11-14-07	Date:	12-5-07

Prepared by:	/s/ [*]

Printed Name: [*]
Date: November 1, 2007
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A — 1
Supplier: Zonare Medical Systems
Product Category: Ultrasound Systems
     Discipline:                                                            General Radiology

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	KP Price
K100	KP General Radiology Configuration for z.one System with ultra cart with below components:		$149,500	[*]
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z103	Endovaginal Transducer	E9-4 Endovaginal Transducer
Z102	High Frequency Linear Transducer	L10-5 Linear Transducer
Z106	Low Frequency Linear Transducer	L8-3 Linear Transducer
Z101	Low Frequency Curved Transducer	C5-2 Curvedlinear Transducer
Z107	High Frequency Curved Transducer	C8-4 Curvedlinear Transducer
Z104	Deep Adbdominal Phased Array Transducer	P4-1 Abdominal Transducer
Z105	Neonatal/Pediatric Phased Array Transducer	P10-4 Neonatal Transducer
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A — 2
Supplier: Zonare Medical Systems
Product Category: Ultrasound Systems
     Discipline:                                                            General Radiology — Mini Cart

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	KP Pricing
K100	KP General Radiology Configuration for z.one System with minicart with below components:		$129,500	[*]
Z003	Black and White	z.one Scan Engine include Color Doppler
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z103	Endovaginal Transducer	E9-4 Endovaginal Transducer
Z102	High Frequency Linear Transducer	L10-5 Linear Transducer
Z106	Low Frequency Linear Transducer	L8-3 Linear Transducer
Z101	Low Frequency Curved Transducer	C5-2 Curvedlinear Transducer
Z107	High Frequency Curved Transducer	C8-4 Curvedlinear Transducer
Z104	Deep Adbdominal Phased Array Transducer	P4-1 Abdominal Transducer
Z105	Neonatal/Pediatric Phased Array Transducer	P10-4 Neonatal Transducer
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A — 3
Supplier: Zonare Medical Systems
Product Category: Ultrasound Systems
     Discipline:                                                            OBGYN

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	KP Pricing
K900	KP OB/Gyn Configuration for z.one System with below components		$93,000	[*]
Z003	Color	z.one Scan Engine includes Color Doppler
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z103	Endovaginal Probe	E9-4 Endovaginal Transducer
Z103	Endovaginal Probe	E9-4 Endovaginal Transducer
Z104	3.5 Mhz Abdominal Probe	C5-2 Curvedlinear
	Minicart	z.one Modo Cart
Z401	Thermal Printer	Sony UP895-MD Black and White Thermal Printer
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A — 4
Supplier: Zonare Medical Systems
Product Category: Ultrasound Systems
     Discipline:                                                            Perinatology without 3D

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	KP Pricing
K300	KP Perinatology (without 3D) Configuration for z.one System with below components:		$113,500	[*]
Z003	Color	z.one Ultrasound System
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z104	Abdominal Transducer	P4-1 Abdominal Transducer
Z103	Endovaginal Transducer	E9-4 Endovaginal Transducer
Z107	High Frequency Curved Transducer	C8-4 Cuvedlinear Transducer
Z101	Low Frequency Curved Transducer	C5-2 Curvedlinear Transducer
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A — 5
Supplier: Zonare Medical Systems
Product Category: Ultrasound Systems
     Discipline:                                                            Surgery

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	KP Pricing
K200	KP General Surgery Configuration for z.one System with below components:		$61,500	[*]
Z003	Color	z.one includes Color Doppler
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z102	Linear Transducer	L10-5 Linear Transducer
	Mini Cart	z.one Modo Cart
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A — 6
Supplier: Zonare Medical Systems
Product Category: Ultrasound Systems
     Discipline:                                                            Endocrinology

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	KP Pricing
K400	KP Endocrinology Configuration for z.one System with below components		$61,500	[*]
Z003	Color	z.one Scan Engine to include Color
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z102	High Frequency Linear Transducer	L10-5 Linear Transducer
	Mini cart	z.one Modo Cart
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A — 7
Supplier: Zonare Medical Systems
Product Category: Ultrasound Systems
     Discipline:                                                            Interventional Radiology

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	KP Pricing
K600	KP Interventional Radiology Configuration for z.one System with below components		$82,500	[*]
Z003	Color	z.one Ultrasound System
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z104	Abdominal Probe	C5-2 Curvedlinear
Z102	Small Parts Probe	L10-5 Linear Transducer
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A — 8
Supplier: Zonare Medical Systems
Product Category: Ultrasound Systems
     Discipline:                                                            Fertility

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	KP Pricing
K700	KP Fertility Configuration for z.one System with below components		$97,000	[*]
Z003	Color	z.one Scan Engine
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z103	Endovaginal Transducer	E9-4 Endovaginal Transducer
Z103	Endovaginal Transducer	E9-4 Endovaginal Transducer
Z104	3.5 Mhz Abdominal Transducer	C5-2 Curvedlinear
Z152	Biopsy Guides	E9-4 Biopsy Guide
Z009	Minicart	z.one Modo Cart
Z401	Thermal Printer	Sony UP895-MD Black and White Thermal Printer
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A — 9
Supplier: Zonare Medical Systems
Product Category: Ultrasound Systems
     Discipline:                                                            Standard Emergency Room Department & Primary Care

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	KP Pricing
K800	KP Standard Emergency Room Department & Primary Care Configuration for z.one System with ultra cart below components		$108,500	[*]
Z003	Color	z.one Scan Engine includes Color Doppler
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z103	Endovaginal Probe	E9-4 Endovaginal Transducer
Z104	Abdominal Probe	C5-2 Curvedlinear
Z102	High Frequency Small Parts Probe	L10-5 Linear Transducer
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A — 10
Supplier: Zonare Medical Systems
Product Category: Ultrasound Systems
     Discipline:                                                            Standard Emergence Room Department & Primary Care with Mini Cart

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	KP Pricing
K800	KP Standard Emergency Room Department & Primary Care Configuration for z.one System with minicart below components		$88,500	[*]
Z003	Color	z.one Scan Engine includes Color Doppler
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z103	Endovaginal Probe	E9-4 Endovaginal Transducer
Z104	Abdominal Probe	C5-2 Curvedlinear
Z102	High Frequency Small Parts Probe	L1 0-5 Linear Transducer
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A — 11
Supplier: Zonare Medical Systems
Product Category: Ultrasound Systems
     Discipline:                                                            General Portable

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	KP Pricing
K500	KP Radiology - Portable Configuration for z.one System with ultra cart below components		$132,500	[*]
Z003	Color	z.one System to include the ultraCart
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z102	Linear Transducer	L10-5 Linear Transducer
Z106	Linear Transducer	L8-3 Linear Transducer
Z103	Endovaginal Transducer	E9-4 Endovaginal Transducer
Z101	Curved Array Transducer	C5-2 Curved Transducer
Z105	Neo-Natal Small Phaser	P10-4 Phased Transducer
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A — 12
Supplier: Zonare Medical Systems
Product Category: Ultrasound Systems
     Discipline:                                                            General Portable with Mini Cart

Kaiser Permanente Configuration Components
Supplier Part Number	Description	Supplier Description	List Price	KP Pricing
K500	KP Radiology - Portable Configuration for z.one System with minicart below Components		$112,500	[*]
Z003	Color	zone System
Z200	DICOM Compatible	DICOM (Print, Store and Worklist)
Z102	Linear Transducer	L10-5 Linear Transducer
Z106	Linear Transducer	L8-3 Linear Transducer
Z103	Endovaginal Transducer	E9-4 Endovaginal Transducer
Z101	Curved Array Transducer	C5-2 Curved Transducer
Z105	Neo-Natal Small Phaser	P10-4 Phased Transducer
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A — 13
Supplier: Zonare Medical Systems
Product Category: Ultrasound Systems
Full Product Listing

				KP Contract
	Catalog Number	Material Description	List Price	Pricing
SYSTEM
	Z009-00	z.one Ultrasound System — Advanced Hardware with miniCart	$44,500	[*]
	Z011-00	Additional miniCart	$10,000	[*]
	Z022	SmartCart	$30,000	[*]
	Z023	z.one ultra Convertible Ultrasound System	$64,500	[*]
	Z016-00	Scan Engine with Advanced Hardware	$34,500	[*]
TRANSDUCERS
	Z101	C5-2 Curved Array Transducer	$12,000	[*]
	Z102	L10-5 Linear Transducer	$12,000	[*]
	Z103	E9-4 Endovaginal Transducer	$15,000	[*]
	Z104	P4-1 Deep Abdominal Phased Array Transducer	$15,000	[*]
	Z105	P10-4 Neonatal/Pediatric Phased Array Transducer	$12,000	[*]
	Z106	L8-3 Linear Array Transducer	$12,000	[*]
	Z107	L14-5sp Linear Array Transducer	$15,000	[*]
	Z108	P4-1c Phased Array Transducer	$12,000	[*]
	Z109	C9-4 Curved Array Transducer	$15,000	[*]
	Z110	L14-5 Breast Linear Array Transducer	$15,000	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

BIOPSY GUIDES
	Z150	C5-2 Biopsy Starter Kit	$1,000	[*]
	Z151	L10-5 Biopsy Starter Kit	$1,000	[*]
	Z152	E9-4 Biopsy Guide Kit — Disposable	$500	[*]
	Z156	P4-1 Biopsy Starter Kit	$1,000	[*]
	Z157	E9-4 Biopsy Guide Kit — Reusable	$1,300	[*]
	Z153	16 Gauge Biopsy Replacement Kit	$500	[*]
	Z154	18 Gauge Biopsy Replacement Kit	$500	[*]
	Z155	22 Gauge Biopsy Replacement Kit	$500	[*]
FEATURES
	Z201	Auto Opt	$5,000	[*]
	Z200	DICOM Networking — ultraCart	$5,000	[*]
	Z203	DICOM Networking — miniCart	$5,000	[*]
ACCESSORIES
	Z301	Battery	$500	[*]
	Z303	256 MB CompactFlash	$80	[*]
	Z304	2 GB CompactFlash	$400	[*]
	Z326	2 GB USB Memory Stick for Scan Engine with Advanced Hardware	$300	[*]
	Z327	2 GB Memory Internal Drive — Factory Upgrade	$500	[*]
	Z305	Scan Engine Carrying Bag	$200	[*]
	Z306	Stylus	$20	[*]
	Z307	Additional Hardcopy Users Manual	$100	[*]
	Z308	Hardcopy Service Manual	$100	[*]
	Z310	Dual Battery Charger	$1,000	[*]
	Z313	AC Power Adapter	$400	[*]
	Z320	Additional Quick Start Guide	$25	[*]
	Z321-00	z.one Ultrasound system with Advanced Hardware and z.one mini Ultrasound system with Advanced Hardware — Hardcopy Users Manual	$250	[*]
	Z322-00	z.one Ultrasound system with Advanced Hardware and z.one mini Ultrasound system with Advanced Hardware — Hardcopy Service Manual	$250	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	Z340	z.one ultra Ultrasound system Quick Start Guide	$25	[*]
	Z323-00	z.one Ultrasound system with Advanced Hardware Quick Start Guide	$25	[*]
	Z324	z.one mini Ultrasound system with Advanced Hardware Quick Start Guide	$25	[*]
PERIPHERALS
	Z401	B&W Thermal Printer (Sony UP-895MD) Mounted	$1,500	[*]
	Z402	Sony UP-895MD Mounting Kit	$500	[*]
	Z403	Color Thermal Printer (Sony UP-21MD) Not Mounted	$4,900	[*]
	Z405	Panasonic LQ-MD800 DVD Video Recorder Mounting Kit only (Bracket and Cabling) for SuperCart	$500	[*]
	Z406	Sony UP-21 MD Color Thermal Video Printer for SuperCart, including Mounting Kit.	$4,900	[*]
	Z409	Sony B&W Video Printer with USB interface for miniCart, including Mounting Kit (Bracket)	$1,500	[*]
	Z410	Sony B&W Video Printer with USB interface Mounting Kit only (Bracket) for miniCart	$500	[*]
	Z411-00	Sony UP-21 MD Color Thermal Video Printer Mounting Kit only (Bracket and Cabling) for SuperCart	$500	[*]
	Z412	Olympus P11 Color Printer for z.one ultra	$1,500	[*]
	Z414	Sony B&W Video Printer with USB interface for z.one ultra, including Mounting Kit (Bracket)	$1,500	[*]
	Z413	Sony B&W Video Printer with USB interface Mounting Kit only (Bracket) for z.one ultra	$500	[*]
UPGRADE PRICING
	Z101-K	C5-2 Curved Array Transducer	$12,000	[*]
	Z102-K	L10-5 Linear Transducer	$12,000	[*]
	Z103-K	E9-4 Endovaginal Transducer	$15,000	[*]
	Z104-K	P4-1 Deep Abdominal Phased Array Transducer	$15,000	[*]
	Z105-K	P10-4 Neonatal/Pediatric Phased Array Transducer	$12,000	[*]
	Z106-K	L8-3 Linear Array Transducer	$12,000	[*]
	Z107-K	L14-5sp Linear Array Transducer	$15,000	[*]
	Z108-K	P4-1c Phased Array Transducer	$15,000	[*]
	Z109-K	C9-4 Curved Array Transducer	$15,000	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Z110-K	L14-5 Breast Linear Array Transducer	$15,000	[*]
Z328	2 GB Internal Drive Field Upgrade	$750	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SERVICE
	KS529	Platinum PLUS Service Coverage: z.one ultra Ultrasound System	$6,650	[*]
	KS501	Platinum PLUS Service Coverage: z.one Ultrasound System	$6,200	[*]
	KS516	Platinum PLUS Service Coverage: zone Ultrasound System (miniCart)	$5,000	[*]
	KS502	Platinum PLUS Service Coverage: Scan Engine Only	$3,800	[*]
	KS503	Platinum PLUS Service Coverage: Transducer (includes damage and theft coverage)	$700 each	[*]
	KS530	Full Service Contract (Platinum) for: z.one ultra Ultrasound System	$5,350	[*]
	KS504	Full Service Contract (Platinum) for z.one Scan Engine and Super Cart	$4,050	[*]
	KS505	Full Service Contract (Platinum) for z.one Scan Engine and miniCart	$2,970	[*]
	KS506	Full Service Contract (Platinum) for Scan Engine Only	$2,500	[*]
	KS531	Full Service Contract (Platinum) for SmartCart Only	$2,850	[*]
	KS505	Full Service Contract (Platinum) for SuperCart Only	$2,400	[*]
	KS523	Full Service Contract (Platinum) for miniCart Only	$1,200	[*]
	KS507	Full Service Coverage (Platinum) for each transducer (includes accidental damage)	$495	[*]
	KS508	Scan Engine Damage & Theft Coverage (during Warranty)	$1,300	[*]
	KS509	Transducer Damage & Theft Coverage (during Warranty)	$350 each	[*]
	KS510	Service Labor & Travel Rate - PREMIUM with Service Contract (extended coverage Monday-Friday 5-9pm, Weekends & Holidays)	$225	[*]
	KS511	Service Labor & Travel Rate - STANDARD without Service Contract (during normal business hours Mon-Friday 8am-5pm)	$225	[*]
	KS512	Service Labor & Travel Rate - PREMIUM without Service Contract (extended coverage Monday-Friday 5-9pm, Weekends & Holidays)	$335	[*]
	KS513	Shared Service Coverage (Basic) for z.one Scan Engine and Super Cart	$2,430	[*]
	KS516	Shared Service Coverage (Basic) for z.one Scan Engine and miniCart	$2,160	[*]
	KS515	Shared Service Coverage (Basic) for each transducer	$315	[*]
	KS518	Service Support Software Only	$2,100	[*]
	KS532	Shared Service Coverage (Basic) for SmartCart	$1,200	[*]
	KS514	Shared Service Coverage (Basic) for SuperCart	$750	[*]
	KS519	Shared Service Coverage (Basic) for miniCart	$350	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

KS520	Shared Service Coverage (Basic) for B/W Printer	$400	[*]
KS521	Shared Service Coverage (Basic) for Color Printer	$750	[*]
KS522	Shared Service Coverage (Basic) for DVD Recorder	$900	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A — 200
Supplier: Zonare Medical Systems
Service

				KP Contract
	Catalog Number	Material Description	List Price	Pricing
SERVICE
	KS529	Platinum PLUS Service Coverage: z.one ultra Ultrasound System	$6,650	[*]
	KS501	Platinum PLUS Service Coverage: z.one Ultrasound System	$6,200	[*]
	KS516	Platinum PLUS Service Coverage: z.one Ultrasound System (miniCart)	$5,000	[*]
	KS502	Platinum PLUS Service Coverage: Scan Engine Only	$3,800	[*]
	KS503	Platinum PLUS Service Coverage: Transducer (includes damage and theft coverage)	$700 each	[*]
	KS530	Full Service Contract (Platinum) for: z.one ultra Ultrasound System	$5,350	[*]
	KS504	Full Service Contract (Platinum) for z.one Scan Engine and Super Cart	$4,050	[*]
	KS505	Full Service Contract (Platinum) for z.one Scan Engine and miniCart	$2,970	[*]
	KS506	Full Service Contract (Platinum) for Scan Engine Only	$2,500	[*]
	KS531	Full Service Contract (Platinum) for SmartCart Only	$2,850	[*]
	KS505	Full Service Contract (Platinum) for SuperCart Only	$2,400	[*]
	KS523	Full Service Contract (Platinum) for miniCart Only	$1,200	[*]
	KS507	Full Service Coverage (Platinum) for each transducer (includes accidental damage)	$495	[*]
	KS508	Scan Engine Damage & Theft Coverage (during Warranty)	$1,300	[*]
	KS509	Transducer Damage & Theft Coverage (during Warranty)	$350 each	[*]
	KS510	Service Labor & Travel Rate - PREMIUM with Service Contract (extended coverage Monday-Friday 5-9pm, Weekends & Holidays)	$225	[*]
	KS511	Service Labor & Travel Rate - STANDARD without Service Contract (during normal business hours Mon-Friday 8am-5pm)	$225	[*]
	KS512	Service Labor & Travel Rate - PREMIUM without Service Contract (extended coverage Monday-Friday 5-9pm, Weekends & Holidays)	$335	[*]
	KS513	Shared Service Coverage (Basic) for z.one Scan Engine and Super Cart	$2,430	[*]
	KS516	Shared Service Coverage (Basic) for z.one Scan Engine and miniCart	$2,160	[*]
	KS515	Shared Service Coverage (Basic) for each transducer	$315	[*]
	KS518	Service Support Software Only	$2,100	[*]
	KS532	Shared Service Coverage (Basic) for SmartCart	$1,200	[*]
	KS514	Shared Service Coverage (Basic) for SuperCart	$750	[*]
	KS519	Shared Service Coverage (Basic) for miniCart	$350	[*]
	KS520	Shared Service Coverage (Basic) for B/W Printer	$400	[*]
	KS521	Shared Service Coverage (Basic) for Color Printer	$750	[*]
	KS522	Shared Service Coverage (Basic) for DVD Recorder	$900	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A — 201
Supplier: Zonare Medical Systems
Service — Ala Carte

Catalog Number	Material Description	KP Price (US$)
SERVICE
KS529	Platinum PLUS Service Coverage: z.one ultra Ultrasound System	[*]
KS501	Platinum PLUS Service Coverage: z.one Ultrasound System	[*]
KS516	Platinum PLUS Service Coverage: zone Ultrasound System (miniCart)	[*]
KS502	Platinum PLUS Service Coverage: Scan Engine Only	[*]
KS503	Platinum PLUS Service Coverage: Transducer (includes damage and theft coverage)	[*]
KS530	Full Service Contract (Platinum) for: z.one ultra Ultrasound System	[*]
KS504	Full Service Contract (Platinum) for z.one Scan Engine and Super Cart	[*]
KS505	Full Service Contract (Platinum) for z.one Scan Engine and MiniCart	[*]
KS506	Full Service Contract (Platinum) for Scan Engine Only	[*]
KS531	Full Service Contract (Platinum) for SmartCart Only	[*]
KS505	Full Service Contract (Platinum) for SuperCart Only	[*]
KS523	Full Service Contract (Platinum) for miniCart Only	[*]
KS507	Full Service Coverage (Platinum) for each transducer (includes accidental damage)	[*]
KS508	Scan Engine Damage & Theft Coverage (during Warranty)	[*]
KS509	Transducer Damage & Theft Coverage (during Warranty)	[*]
KS513	Shared Service Coverage (Basic) for z.one Scan Engine and Super Cart	[*]
KS516	Shared Service Coverage (Basic) for z.one Scan Engine and MiniCart	[*]
KS515	Shared Service Coverage (Basic) for each transducer	[*]
KS518	Service Support Software Only	[*]
KS532	Shared Service Coverage (Basic) for SmartCart	[*]
KS514	Shared Service Coverage (Basic) for SuperCart	[*]
KS519	Shared Service Coverage (Basic) for miniCart	[*]
KS520	Shared Service Coverage (Basic) for B/W Printer	[*]
KS521	Shared Service Coverage (Basic) for Color Printer	[*]
KS522	Shared Service Coverage (Basic) for DVD Recorder	[*]
KS511	Service Labor & Travel Rate — STANDARD without Service Contract (during normal business hours Mon-Friday 8am-5pm)	[*]
KS510	Service Labor & Travel Rate — PREMIUM with Service Contract (extended coverage Monday-Friday 5-9pm, Weekends & Holidays)	[*]
KS512	Service Labor & Travel Rate — PREMIUM without Service Contract (extended coverage Monday-Friday 5-9pm, Weekends & Holidays)	[*]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.